UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23179

First Trust Alternative Opportunities Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to shareholders is attached herewith.

First Trust
Capital Management

FIRST TRUST ALTERNATIVE OPPORTUNITIES FUND

Class A Shares – VFLAX
Class I Shares – VFLEX

Annual Report

March 31, 2026

First Trust Capital Management L.P. | 225 W. Wacker Drive | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Alternative Opportunities Fund
This report and the Consolidated Financial Statements contained herein are provided for the general information of the shareholders of the First Trust Alternative Opportunities Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST ALTERNATIVE OPPORTUNITIES FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(unaudited)
Executive-Level Overview
We begin our Management Discussion of Fund Performance with an Executive-Level Overview to reaffirm our investment philosophy and provide context for how we navigated markets during the fiscal year ended March 31, 2026.
The U.S. economy remained resilient as the past fiscal year presented a constructive, though variable, backdrop for the risk assets we invest in. Economic growth slowed but stayed positive, despite a gradually cooling labor market, supported by steady consumer activity and inflationary pressure that continues to ease with occasional persistence. U.S. market conditions were shaped by the evolving trajectory of monetary policy as the Federal Reserve continued its rate-cutting cycle beyond the initial moves made in late 2024, supporting liquidity amid ongoing policy and macro uncertainty.
U.S. equity market performance broadened over the period, with market leadership extending beyond the largest U.S. technology companies to a wider set of sectors and market capitalizations. Interest rate volatility persisted, as easing at the short end of the yield curve contrasted with periodic upward pressure on longer-term yields driven by evolving growth and inflation expectations. Meanwhile, geopolitical developments and shifting trade dynamics continued to introduce intermittent volatility across markets.
Public equity markets saw intermittent repricing as analysts expectations for earnings growth, valuation multiples and the broader economic trajectory evolved. While these pricing adjustments caused near-term uncertainty, they also contributed to a more favorable environment for deploying capital during the fiscal year. Private markets also reflected these pricing dislocations, with a growing dispersion in asset pricing and more opportunities to be opportunistically selective across managers and strategies.
While we do not seek to predict market direction, we remain focused on navigating an increasingly complex macroeconomic and broader markets environment. Elevated volatility across both public and private markets continues to challenge traditional portfolio construction and reinforces the importance of discipline. Our approach remains centered on seeking to build uncorrelated portfolios that generate positive absolute returns over time across a range of market conditions, which we believe is especially relevant in today’s environment.
As is customary in our Management Discussion of Fund Performance, we will review what we believe to be the important drivers of performance and opportunity in the First Trust Alternative Opportunities Fund (the “Fund”) for the past fiscal year.
First Trust Alternative Opportunities Fund
For the fiscal year ended March 31, 2026, the Fund’s Class I Shares produced a net return of +8.10%, outperforming the ICE BofA U.S. 3 Month U.S. Treasury Bill Index’s return of +4.03% over the same period. The Fund consistently outperformed its stated benchmark and provided strong diversification relative to major bond indices in absolute and risk adjusted performance. For the same one-year period, the Bloomberg U.S. Aggregate Bond Index gained +4.35%, with above historical average volatility of +4.41%, the Fund’s volatility in contrast was +1.82% over the same period.

The Fund’s credit co-investment exposure once again led its sub-strategies. Throughout the past fiscal year, the co-investment portfolio was highly diversified across positions and strategies, including direct lending, asset-based lending, structured credit and synthetic risk transfers (“SRTs”) / regulatory capital relief trades. At fiscal year-end, the co-investment portfolio represented 47% of the Fund’s net assets, allocated across 129 unique deals with an average position size of approximately 0.36%. The majority of the deals contributed over 5% positively to performance, with only 10 of the deals experiencing mark-to-market pressure (combined less than 0.70%). Private equity was the second largest contributor to the Fund’s performance over the year. Private equity performance was driven by more concentrated exposure to a select group of companies demonstrating strong underlying fundamentals. The majority of the late-stage private equity positions in the Fund’s portfolio, namely SpaceX, Ramp, and OpenAI, had landmark financings during the fiscal year. All sub-strategies including co-investments, private equity, alternative credit, hedged strategies, and real estate contributed positively to the Fund’s overall performance during the past fiscal year. We believed that the environment remained supportive for the Fund’s growth-oriented exposures, though we were still more selective in areas where competition had compressed returns, particularly traditional private equity secondaries. The alternative credit sleeve continued to avoid the broadly syndicated loan (“BSL”) space, where spread compression had been prevalent. Instead, we focused on private credit opportunities, which we believed offered higher yields and stronger protections.
The Fund increased its overall exposure to co-investments by 8% year-over-year as it remains a key component of the portfolio and continues to represent a high-conviction area for us. We maintained an overweight to co-investments during the year, supported by a robust private credit pipeline and our continued conviction in floating-rate, senior-positioned opportunities where lenders may be able to influence terms and maintain structural protections. In private equity, we continued to see a constructive backdrop for high-quality growth equity, direct secondaries, and select co-investments. Industry conditions improved meaningfully during the year, with private equity exits continuing their recovery into 2026 and the global initial public offering market reopening. The hedged strategies sleeve continued to act as a portfolio stabilizer and performed in line with expectations, helping to dampen volatility during the handful of small equity drawdowns over the past year. Exposure to alternative credit was reduced by approximately 5% year-over-year as the Fund shifted more capital into co-investments rather than alternative credit funds. The Fund continued to avoid the BSL space, where spread compression had been prevalent, instead focusing on opportunities that we consider having stronger lender protections and higher income potential. The Fund’s real estate exposure was focused on sectors with favorable secular trends, including specialized industrials, student housing, and data centers. We continue to view select real estate equity strategies as potential diversifiers as rate uncertainty begins to ease and transaction markets gradually recover.
The allocations in the Fund across our sub-strategies as of March 31, 2026, were co-investments at 47%, private equity at 13%, hedged strategies at 16%, alternative credit at 10% and real estate at 14%.
Based on the current and go-forward expected yields of underlying positions within the Fund’s portfolio, we remain confident in the Fund’s ability to generate net investment income that is sufficient to cover the intended distribution rate of the Fund, as demonstrated during the previous fiscal year.

As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Chief Executive Officer, Co-Chief Investment Officer Co-Chief Investment Officer	mpeck@firsttrustcapital.com bmurphy@firsttrustcapital.com

First Trust Alternative Opportunities Fund
FUND PERFORMANCE
March 31, 2026 (Unaudited)

Performance of a $10,000 Investment
This graph compares a hypothetical $10,000 investment in the Fund’s Class A Shares and Class I Shares with a similar investment in the Bloomberg U.S. Aggregate Bond Index and the ICE BofA 3-Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.
The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States — including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of as least one year. The Bloomberg U.S. Aggregate Bond Index is unmanaged and it is not available for investment.
The ICE BofA 3-Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.
Average Annual Total Returns as of March 31, 2026	1 Years	Since Inception
Before deducting maximum sales charge
Class A Shares (Inception Date 8/2/2021)1	8.15%	6.91%
After deducting maximum sales charge
Class A Shares (Inception Date 8/2/2021)1	3.28%	5.57%
Bloomberg U.S. Aggregate Bond Index	4.35%	(0.34)%
ICE BofA 3-Month U.S. Treasury Bill Index	4.03%	3.61%
1 Maximum sales charge for Class A Shares is 4.50%.

First Trust Alternative Opportunities Fund
FUND PERFORMANCE — Continued
March 31, 2026 (Unaudited)

Average Annual Total Returns as of March 31, 2026	1 Year	5 Years	Since Inception
Class I Shares (Inception Date 6/12/2017)2	8.10%	7.99%	6.65%
Bloomberg U.S. Aggregate Bond Index	4.35%	0.31%	1.71%
ICE BofA 3-Month U.S. Treasury Bill Index	4.03%	3.36%	2.52%
2 Class I Shares do not have any initial or deferred sales charge.
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights section of this report.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Alternative Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Alternative Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets and its consolidated financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The consolidated financial highlights for the years ended March 31, 2024, March 31, 2023 and March 31, 2022 were audited by another independent registered public accounting firm whose report, dated June 5, 2024, expressed an unqualified opinion on those consolidated financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, agent banks, underlying managers or administrators of the private investment vehicles and brokers; when replies were not received from agent banks, an underlying manager or administrator or brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more First Trust Capital Management L.P. investment companies since 2025.
Chicago, Illinois
May 30, 2026

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Principal Amount ($)		Value
	ASSET-BACKED SECURITIES – 14.6%
30,000,0001	Arts SPV S.R.L. 10.570% (3-Month Euribor+855 basis points), 11/30/20412,3,4	$35,013,038
8,784,8821	Banco Santander, S.A. Series 2024-1 CLN, 11.121% (3-Month Euribor+900 basis points), 6/20/20302,3,4	10,229,747
4,515,2591	Series Syntotta 5, 10.049% (3-Month Euribor+800 basis points), 12/27/20432,3,4	5,296,365
1,846,3341	Series Syntotta 4, 11.046% (3-Month Euribor+900 basis points), 5/2/20452,3,4	2,157,629
18,400,0001	8.809% (3-Month Euribor+675 basis points), 6/26/20452,3,4	21,227,054
3,613,8471	BNP Paribas Series S1 MEZZ, 11.531% (3-Month Euribor+950 basis points), 10/12/20322,3,4	4,196,861
2,037,325	BNP Paribas – Broadway Series 1, Class JNR, 11.670% (1-Month Term SOFR+800 basis points), 4/12/20312,3,4,5,6	2,032,240
13,164,922	Craft Ltd. Series 2021-1X, Class CLN, 12.426% (3-Month Term SOFR+876 basis points), 2/21/20292,3,4,5,6	15,144,386
9,405,0001	Deutsche Bank AG Series 2025-1X, Class CLN, 11.530% (3-Month Euribor+950 basis points), 10/25/20352,3,4,5	10,795,890
28,000,000	Granville Ltd. Series 25-1X, 10.130% (1-Month Term SOFR+650 basis points), 2/15/20302,3,4	27,328,532
7,500,000	Series 2023-1X, Class E2, 13.480% (SOFR+975 basis points), 7/31/20312,3,4	7,583,130
23,968,0941	Gregory SPV S.R.L. Series 32XC, 9.872% (3-Month Euribor+775 basis points), 12/30/20452,3,4	27,690,434
8,997,6551	Landesbank Baden-Wuerttemberg Series LION-5 MEZ, 11.026% (3-Month Euribor+900 basis points), 7/31/20342,3,4	10,627,685
17,362,4561	Series LION-6 SNR, 9.676% (3-Month Euribor+765 basis points), 10/30/20362,3,4	20,092,628
14,400,0001	Series LION 2025-1 MEZ, 9.385% (3-Month Euribor+725 basis points), 10/30/20372,3,4	16,596,682
5,810,3091	Lloyds Bank PLC Series 2023-1 Z, 14.603% (SONIA+1,088 basis points), 11/19/20292,3,4	7,866,297
4,643,1551	8.229% (SONIA+450 basis points), 12/16/20302,3,4	6,150,758
17,555,3541	11.080% (SONIA+735 basis points), 12/16/20302,3,4	23,259,834

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	ASSET-BACKED SECURITIES (Continued)
9,826,714	Manitoulin Ltd. Series 2023-1X, 13.980% (SOFR+1,025 basis points), 11/1/20282,3,4	$9,549,885
17,041,0001	Marcello SPV S.R.L. 9.428% (3-Month Euribor+725 basis points), 5/29/20472,3,4	19,696,024
12,745,316	Mespil Securities No.3 Designated Activity Company Series 2024-1, Class B, 13.150% (2-Month Term SOFR+950 basis points), 7/28/20322,3,4,6	11,772,747
3,000,0001	Nightingale Ltd. Series 2021-1 LF, 14.475% (SONIA+1,075 basis points), 4/1/20282,3,4	4,024,471
42,500,0001	PYMES Magdalena Series 12, Class NOTE, 9.029% (3-Month Euribor+700 basis points), 12/31/20392,3,4,5	49,585,642
5,540,2861	Series 7, Class NOTE, 12.108% (3-Month Euribor+1,000 basis points), 12/23/20422,3,4,5	6,633,077
9,078,6461	Series 11, Class NOTE, 8.534% (3-Month Euribor+650 basis points), 7/4/20542,3,4,5	10,540,904
24,561,9681	Santander Consumer Finance, S.A. Series 2023-1, Class B, 10.490% (3-Month CIBOR+850 basis points), 10/31/20332,3,4,5	3,858,131
89,044,5351	Series 2024-1, 8.853% (3-Month STIBOR+665 basis points), 12/25/20342,3,4	9,426,199
263,951,9301	8.640% (3-Month CIBOR+665 basis points), 6/25/20352,3,4	40,867,313
8,500,0001	Santander UK PLC 11.229% (SONIA+750 basis points), 4/22/20322,3,4	11,245,427
4,178,3831	Series 2023-2 F2, 14.725% (SONIA+1,100 basis points), 4/22/20332,3,4	5,633,373
8,973,2691	Series 2024-2 F, 14.950% (SONIA+0 basis points), 5/22/20342,3,4	12,160,912
19,000,000	St. Lawrence Corp. Series 2023-1X, Class MEZZ, 13.480% (1-Month Term SOFR+975 basis points), 5/25/20332,3,4,5,6	19,001,653
4,119,3901	Vale Securities Finance Series 2023-1, Class B, 11.538% (3-Month Euribor+950 basis points), 7/28/20322,3,4,5	4,783,796
	TOTAL ASSET-BACKED SECURITIES (Cost $455,542,068)	472,068,744
	BANK LOANS – 16.0%
2,813,542	Accuray, Inc. 1.000%, Delay Draw, 6/5/20304,7	(17,432)
19,547,020	8.322% Cash, 6.000% PIK, Term Loan (3-Month Term SOFR+1,050 basis points), 6/5/20303,4,8	15,323,013

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	BANK LOANS (Continued)
2,844,160	Advantage Capital Holdings, LLC 13.000%, Term Loan, 4/14/20274	$2,755,423
1,070,000	Blue Raven Solutions, LLC 9.673%, Revolver (3-Month Term SOFR+600 basis points), 1/16/20313,4,9	321,000
9,600,000	9.668%, Term Loan (1-Month Term SOFR+600 basis points), 1/16/20323,4	9,408,000
16,458,750	Byoma U.S., Inc. 9.655%, Term Loan (3-Month Term SOFR+600 basis points), 11/17/20273,4	16,129,575
7,218,314	C3 Rentals, LLC 11.668%, Term Loan (1-Month Term SOFR+800 basis points), 4/22/20273,4	7,290,498
43,000,000	Catalyst Brands, LLC 11.790%, Term Loan (1-Month Term SOFR+813 basis points), 9/17/20303,4	43,000,000
5,473,849	CherCo, LLC 0.000%Cash, 12.818% PIK, Term Loan, 9/1/20274,8,10	5,473,849
1,804,991	CIRE Alto OpCo, LLC 24.090%, Term Loan, 6/30/20264,10	1,770,516
17,325,000	Connect America.com, LLC 9.450%, Term Loan (3-Month Term SOFR+575 basis points), 12/31/20283,4	16,701,300
15,001,538	Craftmark Bakery Holdings, LLC 8.914%, Term Loan (3-Month Term SOFR+525 basis points), 5/6/20313,4	14,881,526
3,767,024	8.917%, Delay Draw (3-Month Term SOFR+525 basis points), 5/6/20313,4,9	409,088
2,153,846	8.917%, Revolver (3-Month Term SOFR+0 basis points), 5/6/20313,4,9	1,059,692
22,995,273	Dorel Industries, Inc. 9.410% Cash, 2.500% PIK, Term Loan (3-Month Term SOFR+0 basis points), 9/29/20303,4,8	21,617,419
33,750,000	Family Dollar Stores, LLC 10.165%, Term Loan (1-Month Term SOFR+650 basis points), 7/3/20283,4	33,750,000
593,951	Fenix Topco, LLC 10.450%, Delay Draw (3-Month Term SOFR+675 basis points), 4/2/20273,4,9	491,389
8,582,249	10.450%, Term Loan (3-Month Term SOFR+675 basis points), 3/28/20293,4	8,264,706
3,386,835	1.000%, Delay Draw, 3/28/20294,7	—

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	BANK LOANS (Continued)
1,421,053	GT Independence Services, LLC 0.500%, Revolver, 11/18/20274,7	$—
12,000,000	8.700%, Term Loan (3-Month Term SOFR+500 basis points), 11/18/20273,4	11,869,880
1,578,947	1.000%, Delay Draw, 11/18/20274,7	—
21,625,296	Ipsen Group Holding GmbH 7.173% Cash, 7.000% PIK, Term Loan (1-Month Term SOFR+1,075 basis points), 7/31/20293,4,8	21,020,120
20,000,000	Jonah Energy South Texas, LLC 9.701%, Term Loan (3-Month Term SOFR+600 basis points), 3/30/20303,4	19,800,000
6,035,932	Litigation Trust Class A-1 DIP Interest 0.000% Cash, 10.000% PIK, 12/31/20264,8,10	6,035,932
2,818,037	Litigation Trust Class A-2 Bridge Interest 0.000% Cash, 10.000% PIK, Bridge, 10/31/20264,8,10	2,818,037
7,329,327	Litigation Trust Class A-2 DIP Interest 0.000% Cash, 10.000% PIK, 12/31/20264,8,10	7,329,327
757,554	Litigation Trust Other Claims 0.000%, Bridge, 10/31/20264	757,554
6,391,359	Lucky Bucks Holdings, LLC 12.500%, Term Loan, 5/29/20284,11	425,000
6,498,594	Medical Technology Solutions, LLC 8.926%, Term Loan (1-Month Term SOFR+525 basis points), 6/3/20323,4	6,417,361
1,031,250	0.500%, Revolver, 6/3/20324,7	—
3,437,500	1.000%, Delay Draw, 6/3/20324,7	—
950,521	Minds + Assembly, LLC 0.500%, Revolver,4,7	—
17,039,987	8.700%, Term Loan (3-Month Term SOFR+500 basis points), 10/28/20263,4	16,937,630
2,478,516	8.950%, Term Loan (3-Month Term SOFR+525 basis points), 3/31/20283,4	2,463,659
35,744,470	Nephron Pharmaceuticals Corp. 12.892%, Term Loan (3-Month Term SOFR+920 basis points), 1/31/20283,4	35,565,747
8,364,706	NMA Holdings, LLC 8.686%, Term Loan (3-Month Term SOFR+500 basis points), 1/2/20283,4	8,377,253
1,411,765	0.500%, Revolver, 1/2/20284,7	—
2,113,765	8.686%, Delay Draw (3-Month Term SOFR+500 basis points), 7/7/20283,4,9	387,524

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	BANK LOANS (Continued)
7,000,000	PayByPhone Technologies, Inc. 0.000%, Term Loan, 3/31/20314	$6,912,500
2,153,846	0.500%, Delay Draw, 3/31/20314,7	—
1,346,154	0.500%, Revolver, 3/31/20314,7	(6,731)
24,351,226	Progress Lighting, LLC 14.170%, Term Loan (3-Month Term SOFR+1,050 basis points), 9/18/20293,4	23,774,371
7,187,771	Riccobene Associates 8.418%, Term Loan (1-Month Term SOFR+475 basis points), 11/12/20273,4	7,144,644
744,249	0.500%, Revolver, 11/12/20274,7	—
2,966,204	8.418%, Delay Draw (1-Month Term SOFR+475 basis points), 1/10/20283,4,9	1,519,449
49,081,639	Shryne Group, Inc. 14.887% Cash, 1.000% PIK, Term Loan (1-Month Term SOFR+1,122 basis points), 5/26/20263,4	49,081,639
477,273	Sparta AN Bidco, LLC 0.500%, Delay Draw, 3/13/20314,7	(4,176)
270,910	0.500%, Revolver, 3/13/20314	(4,733)
47,727	9.168%, Revolver (1-Month Term SOFR+550 basis points), 3/13/20313,4,9	46,892
4,454,545	9.168%, Term Loan (1-Month Term SOFR+550 basis points), 3/31/20313,4	4,376,591
3,372,380	Steward Health Care System, LLC 10.000%, Bridge, 5/28/20264,11	—
24,538,892	Sugar Creek Packing Co. 12.426%Cash, 3.000% PIK, Term Loan (1-Month Term SOFR+875 basis points), 1/9/20313,4	23,520,115
2,021,144	Summit Spine & Joint Centers 8.418%, Revolver (1-Month Term SOFR+475 basis points), 3/18/20283,4,9	108,131
13,302,201	8.418%, Term Loan (1-Month Term SOFR+475 basis points), 3/18/20283,4	13,215,737
4,042,289	1.000%, Delay Draw, 3/18/20284,7	—
1,175,672	Super Sod, LLC 0.500%, Revolver, 3/10/20324,7	(11,757)
1,469,590	1.000%, Delay Draw, 3/10/20324,7	(7,348)
7,054,031	8.417%, Term Loan (1-Month Term SOFR+475 basis points), 3/10/20323,4	6,983,491
24,843,750	The Goodyear Tire and & Rubber Company 9.417%, Term Loan (3-Month Term SOFR+575 basis points), 10/31/20263,4	24,222,656

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	BANK LOANS (Continued)
1,978,900	Vomela Purchaser, LLC 0.500%, Delay Draw, 12/31/20294,7	$(19,789)
14,755,224	8.918%, Term Loan (1-Month Term SOFR+525 basis points), 12/31/20293,4	14,460,120
5,489,187	West Side Holdco, LLC 13.000%, Term Loan, 9/3/20274,10	5,763,646
	TOTAL BANK LOANS (Cost $524,808,869)	519,910,034

Number of Shares
	CLOSED-END FUNDS – 2.5%
1,293,408	Cliffwater Enhanced Lending Fund – Class I12	14,240,424
2,339,516	Opportunistic Credit Interval Fund – Class I12,13	26,857,642
1,092,644	Palmer Square Capital BDC, Inc.13	10,675,132
1,770,039	Pomona Investment Fund LP12	29,409,910
	TOTAL CLOSED-END FUNDS (Cost $79,825,109)	81,183,108
Principal Amount ($)
	COLLATERALIZED LOAN OBLIGATIONS – 16.2%
500,000	720 East CLO Ltd. Series 2023-IA, Class DR, 7.672% (3-Month Term SOFR+400 basis points), 4/15/20383,5,6,14	497,990
1,250,000	Series 2023-2A, Class D1R, 6.422% (3-Month Term SOFR+275 basis points), 10/15/20383,5,6,14	1,235,778
500,000	Series 2023-2A, Class ER, 9.172% (3-Month Term SOFR+550 basis points), 10/15/20383,5,6,14	482,580
1,500,000	ABPCI Direct Lending Fund CLO LP Series 2024-19A, Class E, 11.317% (3-Month Term SOFR+765 basis points), 10/30/20363,5,14	1,493,412
11,100,000	ABPCI Highland Park CLO 14.260%, 12/23/20309	11,770,440
1,500,000	Apidos CLO Ltd. Series 2015-23A, Class DRR, 6.272% (3-Month Term SOFR+260 basis points), 4/15/20333,5,6,14	1,485,541
1,000,000	Series 2017-28A, Class C1R, 6.518% (3-Month Term SOFR+285 basis points), 10/20/20383,5,6,14	995,140
1,000,000	Ares CLO Ltd. Series 2016-39A, Class DR3, 6.918% (3-Month Term SOFR+325 basis points), 7/18/20373,5,6,14	985,192
500,000	Series 2022-63A, Class D2R, 8.022% (3-Month Term SOFR+435 basis points), 10/15/20383,5,6,14	488,166

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,000,000	Ares Loan Funding Ltd. Series 2021-ALFA, Class D1R, 6.517% (3-Month Term SOFR+285 basis points), 4/15/20393,5,6,14	$994,829
	Arini European CLO
4,389,1091	Series 9A, Class SUB, 14.000%, 04/15/20409	4,318,190
2,808,9761	Series 10A, Class SUB, 14.000%, 07/15/20409	2,821,313
9,000,0001	Series 7A, Class SUB, 0.000%, 1/15/20395,7,10,14	7,989,067
	Arini U.S. CLO Ltd.
1,000,000	Series 5A, Class D, 0.000% (3-Month Term SOFR+295 basis points), 4/15/20393,5,6,14	1,000,000
1,000,000	Series 5A, Class E, 0.000% (3-Month Term SOFR+600 basis points), 4/15/20393,5,6,14	1,000,000
	Bain Capital Credit CLO Ltd.
1,000,000	Series 2021-3A, Class D, 7.030% (3-Month Term SOFR+336 basis points), 7/24/20343,5,6,14	963,375
1,000,000	Series 2023-1A, Class D1R, 6.871% (3-Month Term SOFR+320 basis points), 7/16/20383,5,6,14	995,537
1,000,000	Series 2023-1A, Class D2R, 7.621% (3-Month Term SOFR+395 basis points), 7/16/20383,5,6,14	986,242
	Ballyrock CLO Ltd.
1,750,000	Series 2021-17A, Class C1R, 6.368% (3-Month Term SOFR+270 basis points), 10/20/20383,5,6,14	1,724,581
750,000	Series 2021-17A, Class DR, 9.768% (3-Month Term SOFR+610 basis points), 10/20/20383,5,6,14	714,135
1,500,000	Series 2019-2A, Class C1R3, 6.368% (3-Month Term SOFR+270 basis points), 10/25/20383,5,6,14	1,478,075
500,000	Series 2019-2A, Class C2R3, 7.618% (3-Month Term SOFR+395 basis points), 10/25/20383,5,6,14	490,991
	Barings CLO Ltd.
500,000	Series 2025-7A, Class D1, 6.428% (3-Month Term SOFR+270 basis points), 1/15/20383,5,6,14	494,046
1,000,000	Series 2023-1A, Class D1R, 7.068% (3-Month Term SOFR+340 basis points), 4/20/20383,5,6,14	998,827
500,000	Series 2023-1A, Class D2R, 8.668% (3-Month Term SOFR+500 basis points), 4/20/20383,5,6,14	495,119
1,000,000	Benefit Street Partners CLO Ltd. Series 2019-17A, Class D1R2, 6.822% (3-Month Term SOFR+315 basis points), 10/15/20373,5,6,14	996,089
4,000,000	BFNS, LLC Series 2022-1A, Class C, 7.000%, 7/10/20353,5,6,14	3,518,157
1,000,000	BlueMountain CLO Ltd. Series 2020-30A, Class DR, 6.972% (3-Month Term SOFR+330 basis points), 4/15/20353,5,6,14	990,857

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
	Bryant Park Funding Ltd.
750,000	Series 2021-17RA, Class ER, 10.598% (3-Month Term SOFR+693 basis points), 1/20/20383,5,6,14	$716,536
875,000	Series 2023-20A, Class DR, 7.072% (3-Month Term SOFR+340 basis points), 4/15/20383,5,6,14	862,988
750,000	Series 2023-21A, Class ER, 8.918% (3-Month Term SOFR+525 basis points), 10/18/20383,5,6,14	730,117
1,000,000	Carlyle Global Market Strategies CLO Ltd. Series 2015-4A, Class CR2, 6.218% (3-Month Term SOFR+255 basis points), 7/20/20323,5,6,14	998,657
500,000	Carlyle U.S. CLO Ltd. Series 2026-2A, Class D, 0.000% (3-Month Term SOFR+315 basis points), 4/20/20393,5,6,14	500,000
1,000,000	Series 2026-2A, Class E, 0.000% (3-Month Term SOFR+604 basis points), 4/20/20393,5,6,14	990,000
1,000,000	CIFC Funding Ltd. Series 2020-2A, Class ER2, 8.920% (3-Month Term SOFR+525 basis points), 4/16/20393,5,6,14	962,815
	Dryden CLO Ltd.
750,000	Series 2023-102A, Class D1R, 6.572% (3-Month Term SOFR+290 basis points), 10/15/20383,5,6,14	746,317
750,000	Series 2023-102A, Class ER, 9.522% (3-Month Term SOFR+585 basis points), 10/15/20383,5,6,14	713,270
1,000,000	Series 2025-120A, Class E, 9.146% (3-Month Term SOFR+545 basis points), 1/15/20393,5,6,14	978,830
1,000,000	Series 2026-114A, Class E, 0.000% (3-Month Term SOFR+650 basis points), 4/20/20393,5,6,14	985,000
1,000,000	Dryden Senior Loan Fund Series 2013-30A, Class ER, 9.664% (3-Month Term SOFR+601 basis points), 11/15/20283,5,6,14	934,887
1,258	Elevation CLO Ltd. Series 2018-10A, Class AR, 4.588% (3-Month Term SOFR+92 basis points), 10/20/20313,5,6,14	1,258
	Elmwood CLO Ltd.
1,250,000	Series 2021-3A, Class DR2, 6.718% (3-Month Term SOFR+305 basis points), 7/20/20383,5,6,14	1,244,265
1,000,000	Series 2021-3A, Class ER2, 9.618% (3-Month Term SOFR+595 basis points), 7/20/20383,5,6,14	952,860
1,000,000	Series 2022-6A, Class D1R2, 6.368% (3-Month Term SOFR+270 basis points), 10/17/20383,5,6,14	985,344
750,000	Series 2022-6A, Class ER2, 8.818% (3-Month Term SOFR+515 basis points), 10/17/20383,5,6,14	723,414

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,000,000	Empower CLO Ltd. Series 2025-1A, Class D2, 8.168% (3-Month Term SOFR+450 basis points), 7/20/20383,5,6,14	$989,569
	Flatiron CLO Ltd.
500,000	Series 2020-1A, Class D2R2, 7.606% (3-Month Term SOFR+395 basis points), 11/20/20383,5,6,14	490,922
750,000	Series 2020-1A, Class ER2, 8.906% (3-Month Term SOFR+525 basis points), 11/20/20383,5,6,14	718,768
	Golub Capital CLO Ltd.
1,000,000	Series 2026-88A, Class D1, 0.000% (3-Month Term SOFR+315 basis points), 4/17/20393,5,6,14	1,000,000
750,000	Series 2026-88A, Class E, 0.000% (3-Month Term SOFR+603 basis points), 4/17/20393,5,6,14	735,000
	Invesco U.S. CLO Ltd.
500,000	Series 2025-1A, Class E, 9.672% (3-Month Term SOFR+600 basis points), 7/15/20383,5,6,14	497,644
750,000	Series 2026-1A, Class D1A, 0.000% (3-Month Term SOFR+320 basis points), 4/15/20393,5,6,14	750,000
1,500,000	Jamestown CLO Ltd. Series 2018-11A, Class D, 9.949% (3-Month Term SOFR+628 basis points), 7/14/20313,5,6,14	1,406,942
1,000,000	KKR CLO Ltd. Series 2013-1A, Class D1R3, 7.085% (3-Month Term SOFR+325 basis points), 10/15/20383,5,6,14	998,480
1,200,000	Madison Park Funding Ltd. Series 2019-34A, Class D1RR, 7.021% (3-Month Term SOFR+335 basis points), 10/16/20373,5,6,14	1,163,830
	Magnetite CLO Ltd.
1,000,000	Series 2019-23A, Class AR2, 4.637% (3-Month Term SOFR+99 basis points), 1/25/20353,5,6,14	1,000,297
1,000,000	Series 2019-23A, Class BR2, 4.997% (3-Month Term SOFR+135 basis points), 1/25/20353,5,6,14	993,583
2,000,000	Series 2020-26A, Class D1R2, 6.168% (3-Month Term SOFR+250 basis points), 1/25/20383,5,6,14	1,954,039
1,000,000	Series 2020-27A, Class D1RR, 6.318% (3-Month Term SOFR+265 basis points), 10/20/20383,5,6,14	984,536
7,000,000	MCF CLO Ltd. Series 2018-1A, Class SUB, 15.000%, 4/18/20365,6,10,14	3,431,454
1,000,000	Menlo CLO Ltd. Series 2024-1A, Class D1, 6.918% (3-Month Term SOFR+325 basis points), 1/20/20383,5,6,14	1,001,925
1,000,000	Series 2025-2A, Class D1, 6.968% (3-Month Term SOFR+330 basis points), 4/20/20383,5,6,14	1,005,227

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
750,000	Series 2025-3A, Class D, 6.894% (3-Month Term SOFR+300 basis points), 10/16/20383,5,6,14	$751,684
	Morgan Stanley Eaton Vance CLO Ltd.
1,000,000	Series 2022-17A, Class ER, 9.768% (3-Month Term SOFR+610 basis points), 10/20/20373,5,6,14	917,827
1,000,000	Series 2022-18A, Class D1R, 6.768% (3-Month Term SOFR+310 basis points), 10/20/20373,5,6,14	990,169
750,000	Series 2021-1A, Class ER, 9.731% (3-Month Term SOFR+606 basis points), 10/23/20373,5,6,14	713,658
1,000,000	Series 2023-19A, Class D2R, 8.172% (3-Month Term SOFR+450 basis points), 7/15/20383,5,6,14	977,101
16,084,782	Mount Logan Funding LP Series 2018-1A, Class SUBR, 0.000%, 1/22/20335,6,10,14	6,859,206
1,000,000	Mountain View CLO Ltd. Series 2019-2A, Class DR, 8.272% (3-Month Term SOFR+460 basis points), 7/15/20373,5,6,14	985,586
1,000,000	Neuberger Berman CLO Ltd. Series 2016-22A, Class ER2, 10.498% (3-Month Term SOFR+683 basis points), 4/15/20383,5,6,14	1,000,000
	Neuberger Berman Loan Advisers CLO Ltd.
750,000	Series 2021-41A, Class DR, 6.472% (3-Month Term SOFR+280 basis points), 4/15/20343,5,6,14	740,324
1,980,000	Series 2026-64A, Class SUB, 27.000%, 07/23/20404	1,980,000
11,440,000	Series 2026-63A, Class SUB, 12.000%, 4/16/20395,6,9,10,14	11,440,000
8,000,000	Series 2025-60A, Class SUB, 12.000%, 4/22/20395,6,10,14	5,829,690
15,620,000	Series 2025-61A, Class SUB, 12.000%, 7/17/20395,6,10,14	11,866,386
15,735,000	Series 2025-62A, Class SUB, 12.000%, 10/17/20395,6,10,14	12,378,040
	New Mountain CLO Ltd.
1,000,000	Series CLO-1A, Class DRR, 6.522% (3-Month Term SOFR+285 basis points), 1/15/20383,5,6,14	995,811
1,000,000	Series CLO-9A, Class D1, 6.509% (3-Month Term SOFR+280 basis points), 4/22/20393,5,6,14	1,000,000
500,000	Series CLO-9A, Class E, 9.009% (3-Month Term SOFR+530 basis points), 4/22/20393,5,6,14	500,000
715,000	NYACK Park CLO Ltd. Series 2021-1A, Class D1R, 6.368% (3-Month Term SOFR+270 basis points), 10/20/20383,5,6,14	704,056
1,000,000	Oaktree CLO Ltd. Series 2022-1A, Class DR, 6.772% (3-Month Term SOFR+310 basis points), 7/15/20383,5,6,14	992,256
1,000,000	Series 2022-1A, Class ER, 9.672% (3-Month Term SOFR+600 basis points), 7/15/20383,5,6,14	952,797

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
700,000	OCP CLO Ltd. Series 2014-5A, Class DR, 9.630% (3-Month Term SOFR+596 basis points), 4/26/20313,5,6,14	$657,062
2,000,000	Series 2021-21A, Class AR, 4.848% (3-Month Term SOFR+118 basis points), 1/20/20383,5,6,14	1,996,849
	Octagon Ltd.
1,000,000	Series 2022-1A, Class D, 7.353% (3-Month Term SOFR+370 basis points), 5/15/20353,5,6,14	968,058
1,000,000	Series 2023-1A, Class D1R, 6.418% (3-Month Term SOFR+275 basis points), 10/20/20383,5,6,14	988,651
750,000	Series 2023-1A, Class ER, 9.418% (3-Month Term SOFR+575 basis points), 10/20/20383,5,6,14	720,734
1,250,000	OZLM Ltd. Series 2014-6A, Class DS, 9.979% (3-Month Term SOFR+631 basis points), 4/17/20313,5,6,14	1,086,706
	Palmer Square European Loan Funding
2,975,0001	Series 2022-1X, Class SUB, 0.000%, 10/15/20315,10,13	—
4,000,0001	Series 2022-2X, Class SUB, 0.000%, 10/15/20315,10,13	—
4,000,0001	Series 2022-3X, Class SUB, 0.000%, 4/12/20324,5,10,13	—
7,100,0001	Series 2023-1A, Class SUB, 0.000%, 11/15/20325,10,13,14	—
8,325,0001	Series 2023-2X, Class SUB, 0.000%, 1/15/20335,10,13	1,532,793
8,200,0001	Series 2023-3X, Class SUB, 10.133%, 5/15/20335,10,13	7,031,194
10,575,0001	Series 2024-1X, Class SUB, 11.195%, 8/15/20335,10,13	8,122,902
14,550,0001	Series 2024-2X, Class SUB, 10.000%, 5/15/20345,10,13	11,417,534
8,150,0001	Series 2024-3A, Class SUB, 12.095%, 5/15/20345,10,13,14	7,264,028
6,200,0001	Series 2025-1X, Class SUB, 15.495%, 10/15/20345,10,13	5,051,499
10,260,0001	Series 2022-1X, Class SUB, 0.000%, 1/21/20354,5,10,13	5,632,802
8,050,0001	Series 2025-2X, Class SUB, 11.274%, 2/15/20355,10,13	7,479,006
7,250,0001	Series 2025-3X, Class SUB, 6.348%, 7/15/20355,10,13	8,398,935
13,850,0001	Series 2026-1X, Class SUB, 0.000%, 10/15/20354,5,10,13	16,007,859
9,425,0001	Series 2024-2X, Class SUB, 11.500%, 10/15/20375,10,13	7,385,284
10,000,0001	Series 2023-1X, Class SUB, 10.000%, 1/15/20385,10,13	5,842,305
1,700,0001	Series 2023-1X, Class FR, 10.286% (3-Month Euribor+827 basis points), 1/15/20383,5,13	1,957,595
4,570,0001	Series 2021-2X, Class SUB, 0.000%, 3/15/20385,10,13	2,538,215
4,000,0001	Series 2025-2X, Class F, 10.186% (3-Month Euribor+817 basis points), 7/15/20383,5,13	4,605,822
10,000,0001	Series 2025-2X, Class SUB, 10.695%, 7/15/20385,10,13	9,140,807
14,495,0001	Series 2023-2X, Class SUB, 10.000%, 10/15/20385,10,13	8,942,653
14,000,0001	Series 2024-1X, Class SUB, 15.353%, 1/15/20395,10,13	10,625,862
11,750,0001	Series 2026-1X, Class SUB, 0.000%, 4/15/20395,10,13	13,580,675

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
6,500,0001	Series 2025-1X, Class SUB, 14.131%, 10/15/20395,10,13	$5,768,689
	Palmer Square Loan Funding Ltd.
1,250,000	Series 2020-1A, Class SUB, 0.000%, 2/20/20284,5,6,10,13,14	—
2,250,000	Series 2020-4A, Class SUB, 0.000%, 11/25/20284,5,6,10,13,14	—
1,250,000	Series 2021-1A, Class SUB, 0.000%, 4/20/20295,6,10,13,14	—
2,150,000	Series 2021-2A, Class SUB, 0.000%, 5/20/20295,6,10,13,14	—
1,500,000	Series 2021-3A, Class SUB, 0.000%, 7/20/20295,6,10,13,14	6,750
3,100,000	Series 2021-4A, Class SUB, 0.000%, 10/15/20295,6,10,13,14	51,460
5,235,000	Series 2022-1A, Class SUB, 0.000%, 4/15/20305,6,10,13,14	59,156
6,000,000	Series 2022-2A, Class SUB, 0.000%, 10/15/20305,6,10,13,14	451,771
1,250,000	Series 2022-5I, Class SUB, 0.000%, 1/15/20314,5,6,10,13	—
6,250,000	Series 2022-3A, Class SUB, 0.000%, 4/15/20315,6,10,13,14	1,970,492
4,675,000	Series 2023-1A, Class SUB, 11.500%, 7/20/20315,6,10,13,14	—
8,050,000	Series 2022-4A, Class SUB, 0.000%, 7/24/20315,6,10,13,14	5,019,494
6,600,000	Series 2023-2A, Class SUB, 10.000%, 1/25/20325,6,10,13,14	4,211,948
16,250,000	Series 2024-3A, Class SUB, 12.000%, 8/8/20325,6,10,13,14	9,951,536
8,000,000	Series 2024-1A, Class SUB, 10.000%, 10/15/20325,6,10,13,14	4,501,403
17,500,000	Series 2024-2A, Class SUB, 10.000%, 1/15/20335,6,10,13,14	10,638,157
18,800,000	Series 2025-1A, Class SUB, 10.000%, 2/15/20335,6,10,13,14	12,783,325
17,500,000	Series 2025-2A, Class SUB, 10.000%, 7/15/20335,6,10,13,14	13,601,717
13,200,000	Series 2025-3A, Class SUB, 9.569%, 1/15/20345,6,10,13,14	13,548,939
13,760,000	Series 2024-1A, Class SUB, 10.000%, 4/15/20375,6,10,13,14	7,838,661
11,000,000	Series 2024-2A, Class SUB, 10.000%, 7/20/20375,6,10,13,14	6,590,566
6,500,000	Series 2024-3A, Class SUB, 12.000%, 7/20/20375,6,10,13,14	4,319,109
12,750,000	Series 2023-4A, Class SUB, 10.000%, 10/20/20375,6,10,13,14	10,444,879
14,000,000	Series 2024-4A, Class SUB, 10.000%, 1/15/20385,6,10,13,14	9,940,819
4,000,000	Series 2023-1A, Class SUB, 0.000%, 1/20/20385,6,10,13,14	3,319,291
11,500,000	Series 2025-1A, Class SUB, 10.000%, 4/20/20385,6,10,13,14	9,651,483
9,500,000	Series 2023-2A, Class SUB, 10.000%, 7/20/20385,6,10,13,14	5,619,291
8,450,000	Series 2025-2A, Class SUB, 10.000%, 7/20/20385,6,10,13,14	6,288,580
11,800,000	Series 2025-3A, Class SUB, 11.500%, 7/20/20385,6,10,13,14	10,687,301
10,750,000	Series 2025-4A, Class SUB, 12.922%, 10/20/20385,6,10,13,14	10,416,076
14,260,000	Series 2025-5A, Class SUB, 11.262%, 10/20/20385,6,10,13,14	13,817,462
8,000,000	Series 2023-3A, Class SUB, 10.000%, 1/20/20395,6,10,13,14	6,513,112
12,587,500	Series 2026-1A, Class SUB, 10.744%, 4/20/20394,5,6,9,10,13,14	12,698,470
	Post CLO Ltd.
650,000	Series 2021-1A, Class DR, 6.672% (3-Month Term SOFR+300 basis points), 10/15/20343,5,6,14	642,526
1,000,000	Series 2024-1A, Class E, 10.468% (3-Month Term SOFR+680 basis points), 4/20/20373,5,6,14	984,082

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
750,000	Series 2023-1A, Class BR, 5.368% (3-Month Term SOFR+170 basis points), 10/20/20383,5,6,14	$750,457
1,000,000	Series 2023-1A, Class D1R, 6.518% (3-Month Term SOFR+285 basis points), 10/20/20383,5,6,14	995,127
375,000	Series 2023-1A, Class D2R, 7.618% (3-Month Term SOFR+395 basis points), 10/20/20383,5,6,14	370,850
750,000	Series 2025-1A, Class E, 9.110% (3-Month Term SOFR+540 basis points), 1/20/20393,5,6,14	740,596
500,000	Rad CLO Ltd. Series 2020-9A, Class ER, 9.422% (3-Month Term SOFR+575 basis points), 1/15/20383,5,6,14	463,700
	Regatta Funding Ltd.
1,000,000	Series 2017-1A, Class D1R, 7.368% (3-Month Term SOFR+370 basis points), 4/17/20373,5,6,14	993,801
1,000,000	Series 2021-3A, Class D1R, 6.772% (3-Month Term SOFR+310 basis points), 10/15/20373,5,6,14	993,009
1,000,000	Series 2023-2A, Class D1R, 6.268% (3-Month Term SOFR+260 basis points), 1/25/20393,5,6,14	980,879
1,000,000	Series 2019-2A, Class D1R2, 6.300% (3-Month Term SOFR+265 basis points), 4/15/20393,5,6,14	983,515
1,000,000	Series 2019-2A, Class ER2, 9.300% (3-Month Term SOFR+565 basis points), 4/15/20393,5,6,14	948,773
1,500,000	Riserva CLO Ltd. Series 2016-3A, Class DRR, 7.179% (3-Month Term SOFR+351 basis points), 1/18/20343,5,6,14	1,442,764
	Sculptor CLO Ltd.
500,000	Series 30A, Class ER, 10.488% (3-Month Term SOFR+682 basis points), 7/20/20383,5,6,14	477,035
1,000,000	Series 29A, Class D1R, 7.069% (3-Month Term SOFR+340 basis points), 7/22/20383,5,6,14	991,312
1,000,000	Series 29A, Class D2R, 8.019% (3-Month Term SOFR+435 basis points), 7/22/20383,5,6,14	976,551
1,000,000	Silver Point CLO Ltd. Series 2023-2A, Class D1R, 6.818% (3-Month Term SOFR+315 basis points), 4/20/20383,5,6,14	986,636
2,325,000	Sixth Street CLO Ltd. Series 2023-22A, Class D1R, 6.320% (3-Month Term SOFR+265 basis points), 4/21/20383,5,6,14	2,291,459
	Trestles CLO Ltd.
1,250,000	Series 2025-8A, Class D1, 6.668% (3-Month Term SOFR+300 basis points), 6/11/20353,5,6,14	1,250,052
1,500,000	Series 2023-6A, Class A1R, 4.848% (3-Month Term SOFR+118 basis points), 4/25/20383,5,6,14	1,497,510

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
	Trinitas CLO Ltd.
497,000	Series 2021-15A, Class E, 11.381% (3-Month Term SOFR+771 basis points), 4/22/20343,5,6,14	$438,603
1,500,000	Series 2025-34A, Class D1, 7.669% (3-Month Term SOFR+400 basis points), 4/22/20383,5,6,14	1,498,382
750,000	Series 2025-34A, Class E, 10.829% (3-Month Term SOFR+716 basis points), 4/22/20383,5,6,14	722,974
468,119	Venture CLO Ltd. Series 2019-38A, Class ARR, 4.667% (3-Month Term SOFR+100 basis points), 7/30/20323,5,6,14	468,676
1,000,000	Verdelite Static CLO Ltd. Series 2024-1A, Class D, 6.518% (3-Month Term SOFR+285 basis points), 7/20/20323,5,6,14	1,003,374
1,250,500	Voya CLO Ltd. Series 2019-2A, Class D, 7.629% (3-Month Term SOFR+396 basis points), 7/20/20323,5,6,14	1,240,919
600,000	Wellington Management CLO Ltd. Series 2023-1A, Class D2R, 7.668% (3-Month Term SOFR+400 basis points), 10/20/20383,5,6,14	591,490
1,000,000	Whitebox CLO Ltd. Series 2023-4A, Class D1R, 7.568% (3-Month Term SOFR+390 basis points), 4/20/20363,5,6,14	999,930
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $589,973,948)	524,537,783
	COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
246,470	CHL Mortgage Pass-Through Trust Series 2004-29, Class 1X, 0.617%, 2/25/20355,10,15	2
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $0)	2
Number of Shares
	COMMON STOCKS – 2.2%
	CONSUMER STAPLES – 0.1%
32,455	CN Healthy Food Tech Group Corp.*	178,827
23,798	Misfits Market, Inc.4	736,310
2,000,000	Progress Lighting, LLC4,16	1,233,292
		2,148,429
	FINANCIALS – 1.1%
50,000	AA Mission Acquisition Corp. II – Class A*	501,500
110	AIP Capital, LLC4,16	44,982
188,986	Airwallex ESOP Ltd.4	4,025,402
62,866	Apex Treasury Corp. – Class A*	628,031

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
22,500	Artius II Acquisition, Inc. – Class A*	$232,425
50,000	Blue Water Acquisition Corp. – Class A*	514,500
50,000	BTC Development Corp. – Class A*	499,500
31,500	Cayson Acquisition Corp.*	346,500
33,486	Centurion Acquisition Corp. – Class A*	360,812
35,000	Charlton Aria Acquisition Corp. – Class A*	369,950
100,000	Chenghe Acquisition III Co. – Class A*,6	1,008,500
21,424	CO2 Energy Transition Corp.*	222,167
100,000	CSLM Digital Asset Acquisition Corp. III Ltd. – Class A*	1,004,000
45,000	Fifth Era Acquisition Corp. I – Class A*,6	463,050
35,000	Future Vision II Acquisition Corp.*,6	376,950
45,000	Gesher Acquisition Corp. II – Class A*	466,200
100,000	GigCapital8 Corp. – Class A*	997,000
25,000	Graf Global Corp. – Class A*	267,750
99,995	GSR IV Acquisition Corp. – Class A*	1,002,950
100,000	Hall Chadwick Acquisition Corp.*,6	993,000
20,342	Haymaker Acquisition Corp. 4	233,119
44,442	HCM III Acquisition Corp. – Class A*	448,864
18,750	Inflection Point Acquisition Corp. V*	195,000
75,000	Invest Green Acquisition Corp. – Class A*	745,500
1,748	Kairous Acquisition Corp. Ltd.*,6	37
100,000	LaFayette Acquisition Corp.*,6	996,000
20,000	Launch One Acquisition Corp. – Class A*	213,600
100,000	M Evo Global Acquisition Corp. II – Class A*	984,000
99,999	M3-Brigade Acquisition VI Corp. – Class A*	1,004,990
100,000	McKinley Acquisition Corp. – Class A*	1,006,000
29,900	Melar Acquisition Corp. I – Class A*	322,621
40,000	Mountain Lake Acquisition Corp. – Class A*	421,200
20,000	Newbury Street II Acquisition Corp. – Class A*	210,200
45,000	NewHold Investment Corp. II – Class A*	467,550
36,000	Pantages Capital Acquisition Corp.*	377,280
5	Phoenix Aviation Capital, LLC4,16	313,278
32,611	Plum Acquisition Corp. IV – Class A*	344,372
100,000	Quantumsphere Acquisition Corp.*	1,012,000
45,000	Quartzsea Acquisition Corp.*	467,100
35,536	Range Capital Acquisition Corp.*	373,839
100,000	Range Capital Acquisition Corp. II*	1,000,000

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
35,000	Rising Dragon Acquisition Corp.6	$365,400
11,144	Rithm Acquisition Corp. – Class A*	115,898
18,884	SC II Acquisition Corp. – Class A*	188,462
66,666	Silver Pegasus Acquisition Corp. – Class A*	677,993
19,998	Silverbox Corp. IV – Class A*	213,979
45,000	Sizzle Acquisition Corp. II*	461,700
100,000	Solarius Capital Acquisition Corp. – Class A*	1,018,000
21,404	Spring Valley Acquisition Corp. III – Class A*	217,465
50,000	Starry Sea Acquisition Corp.*	507,500
25,000	Stellar V Capital Corp. – Class A*	261,750
99,000	StoneBridge Acquisition Corp. – Class A*	994,950
26,253	Tavia Acquisition Corp.*,6	277,494
18,000	Thayer Ventures Acquisition Corp. II*	184,140
99,999	Trailblazer Acquisition Corp. – Class A*	1,004,990
40,000	Translational Development Acquisition Corp. – Class A*	422,400
28,125	UY Scuti Acquisition Corp.*	293,062
75,000	Viking Acquisition Corp. I – Class A*	744,750
35,000	Vine Hill Capital Investment Corp.	373,800
65,000	Voyager Acquisition Corp.	696,150
35,000	YHN Acquisition I Ltd.*,6	375,550
		34,857,152
	HEALTH CARE – 0.0%
—17	Nephron Pharmaceuticals Corp.*,4,16	1,118,539
	INDUSTRIALS – 0.0%
18,000	Merlin, Inc.*	132,300
	TECHNOLOGY – 1.0%
31,979	Epic Games, Inc.4	14,302,608
303,030	Mercury Technologies, Inc.4,9	3,093,936
43,669	Olinda SAS4	6,774,449
786	Raisin SE4	6,466,658
24,155	Workrise Technologies, Inc.4	2,259,217
1,479	Xanadu Quantum Technologies Ltd. – Class B*,6	11,329
		32,908,197
	TOTAL COMMON STOCKS (Cost $73,890,817)	71,164,617

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	CORPORATE BONDS – 0.6%
	FINANCIALS – 0.6%
2,500,000	Barings BDC, Inc. 7.000%, 2/15/20295	$2,521,490
2,000,000	BlackRock TCP Capital Corp. 6.950%, 5/30/20295	1,963,956
1,000,000	Blue Owl Capital Corp. II 8.450%, 11/15/20265	1,013,102
2,000,000	Blue Owl Technology Finance Corp. 6.100%, 3/15/20285	1,977,472
2,000,000	Franklin BSP Capital Corp. 7.200%, 6/15/20295	2,012,628
2,000,000	Golub Capital Private Credit Fund 5.800%, 9/12/20295	1,972,292
605,000	MidCap Financial Investment Corp. 4.500%, 7/16/20265	599,456
2,000,000	New Mountain Finance Corp. 6.875%, 2/1/20295	1,995,156
4,189,000	PennantPark Investment Corp. 4.000%, 11/1/20265	4,113,129
1,000,000	Trinity Capital, Inc. 4.375%, 8/24/20265	987,314
		19,155,995
	TOTAL CORPORATE BONDS (Cost $19,206,062)	19,155,995
Number of Shares
	MUTUAL FUNDS – 1.1%
2,661,585	Glenmede Secured Options Portfolio – Class Institutional13	37,262,193
	TOTAL MUTUAL FUNDS (Cost $37,496,741)	37,262,193
	PREFERRED STOCKS – 2.1%
	CONSUMER NON-CYCLICAL – 0.3%
186,058	SF Hawkers, LLC 0.000%4,16,18	8,295,754
	CONSUMER STAPLES – 0.1%
83,287	Misfits Market, Inc. Series A-1, 0.000%4,18	2,636,033
	FINANCIALS – 1.1%
	Airwallex (Cayman) Limited
160,000	Series A, 0.000%4,18	3,408,000
282,196	Series B2, 0.000%4,18	6,010,775
143,991	Series E, 0.000%4,18	3,067,008
100,000	Crescent Capital BDC, Inc. 5.000%, 5/25/20265	2,492,000

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	FINANCIALS (Continued)
131,854	MidCap Financial Investment Corp. 8.000%, 12/15/20285	$3,316,128
20,000	New Mountain Finance Corp. 8.250%, 11/15/20285	507,400
1,575	Phoenix Aviation Capital, LLC 0.000%4,16,18	1,387,977
	Ramp Business Corp.
89,839	Series A-2, 0.000%4,18	8,085,510
59,684	Series C-3, 0.000%4,18	5,371,560
351,202	Tilt Finance, Inc. Series C, 0.000%4,18	3,462,852
		37,109,210
	TECHNOLOGY – 0.6%
699,060	Mercury Technologies, Inc. 0.000%4,9,18	7,142,296
34,165	Olinda SAS Series D, 0.000%4,18	5,405,510
1,171,875	Route App, Inc. Series A1, 0.000%4,18	2,707,031
	Workrise Technologies, Inc.
4,873	Series A, 0.000%4,18	465,859
10,200	Series B, 0.000%4,18	990,624
20,468	Series C, 0.000%4,18	2,293,644
6,198	Series D, 0.000%4,18	826,751
		19,831,715
	TOTAL PREFERRED STOCKS (Cost $60,379,922)	67,872,712
	PRIVATE INVESTMENT VEHICLES – 38.4%
	INVESTMENT PARTNERSHIPS – 31.2%
N/A17	1250 NW Swigert Way, LLC16	31,110,945
N/A17	137 Direct Fund LP, LLC12	33,567,934
N/A17	137 Holdings AP, LLC12	2,781,243
N/A17	137 Holdings GI, LLC12	9,540,171
N/A17	137 Holdings MA, LLC12	2,770,830
N/A17	137 Holdings MS, LLC12	2,897,109
N/A17	137 Holdings MS, LLC12	20,435,831
N/A17	137 Holdings RBC II, LLC12	8,508,974
N/A17	137 Holdings RBC, LLC12	7,437,643

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	INVESTMENT PARTNERSHIPS (Continued)
N/A17	137 Ventures VI LP12	$22,566,413
N/A17	137 Ventures VII LP12	21,233,178
N/A17	225 Broadway RTL LLC4	26,097,500
N/A17	Acer Tree Credit Opportunities Partners LP4	24,919,210
N/A17	APD BEAC Equity Blocker LP4	30,000
N/A17	APD SSC Equity LP4	581,958
N/A17	Arbour Lane Credit Opportunity Fund IV LP12	17,274,142
N/A17	Arlington Capital Partners VI LP12	3,116,692
N/A17	Atlas Enhanced Fund LP4	41,407,443
N/A17	Blue Owl Real Estate Net Lease Property Fund LP12	92,889,880
N/A17	Blue Torch Offshore Credit Opp Fund IV LP12	3,750,000
N/A17	Cartenna Partners LP4	11,386,537
N/A17	Core Spaces Fund IV LP12	9,742,232
N/A17	Dorsal Capital Partners LP4	10,946,373
N/A17	DSC Meridian Credit Opportunities Onshore Fund LP4	40,145,092
N/A17	FCP Fund VI Avondale Co-Investment LP12,16	19,753,946
N/A17	FCP Fund VI DWG Co-Investment LP12,16	24,530,180
N/A17	FCP Realty Fund VI-A LP12	8,682,122
N/A17	GHO Capital IV LP12	1,970,859
N/A17	GPS IV LP12	814,293
N/A17	Hedosophia Investments VI G LP12	3,030,329
N/A17	Hedosophia Investments VI H LP12	1,262,485
N/A17	Hedosophia Investments VI I LP12	1,270,271
N/A17	Hedosophia Investments VI J LP12	1,377,255
N/A17	Hedosophia Investments VI K LP12	4,016,896
N/A17	Hedosophia Investments VI O LP12	1,509,577
N/A17	Hedosophia Investments VI P LP12	3,022,500
N/A17	Hedosophia Investments VI N LP12	3,523,678
N/A17	Hedosophia Investors VI E LP12	5,897,308
N/A17	Hedosophia Partners VI LP12	10,644,896
N/A17	Hedosophia SP A LP12	2,313,314
N/A17	Hedosophia SP B LP12	5,871,168
N/A17	Hillpointe Workforce Housing Partners V LP12,16	26,221,589
N/A17	HS Investments NA18 LP12	7,143,678
N/A17	HS Investments V F LP12	355,032
N/A17	HS Investments VI A LP12	17,794,654

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	INVESTMENT PARTNERSHIPS (Continued)
N/A17	HS Investments VI B LP12	$4,034,227
N/A17	Hudson Bay Fund LP4	320,536
N/A17	Kern River Capital, LLC12	865,786
N/A17	KQ Partners Fund LP12	11,012,694
N/A17	Linden Investors LP4	35,811,645
N/A17	MCTC Investment Hold Delaware, LLC – Class H12	5,000,000
N/A17	Nuveen Real Estate U.S. Cities Industrial Fund LP4	6,236,409
N/A17	Nuveen Real Estate U.S. Cities Multifamily Fund LP4	4,683,339
N/A17	Old Orchard Credit Fund LP4	21,365,495
N/A17	Point72 Capital LP4	35,996,845
N/A17	Prana Absolute Return Fund LP – Class D4	18,614,092
N/A17	Proterra Credit Fund 3 LP12	3,188,761
N/A17	Quiet EE LP12	2,032,500
N/A17	Quiet OA Access LP12	7,259,795
N/A17	Quiet Select Fund – Class B12	2,057,680
N/A17	Quiet Select Fund – Class C12	3,335,245
N/A17	Quiet Select Fund – Class D12	1,500,905
N/A17	Quiet Select Fund – Class E12	2,003,174
N/A17	Quiet Select Fund – Class F12	3,263,678
N/A17	Quiet Select Fund III – Class I12	1,727,138
N/A17	Quiet T1 LP – Class A12	9,435,835
N/A17	Quiet T1 LP – Class B12	2,125,952
N/A17	Quiet T1 LP – Class C12	1,914,558
N/A17	Quiet Venture I LP12	7,969,003
N/A17	Quiet Venture III LP12	20,041,301
N/A17	RA Capital Healthcare Fund LP4	11,785,196
N/A17	RA Capital Nexus Fund IV LP12	1,875,000
N/A17	RiverNorth Capital Partners LP4,13	19,845,355
N/A17	Sachem Head LP4	10,948,663
N/A17	Sapphire Venture VII LP12	4,138,507
N/A17	Savory Fund III Blocked LP12	4,124,272
N/A17	Schonfeld Strategic Partners Fund, LLC4	41,470,940
N/A17	Seer Capital Partners Fund LP12	44,816
N/A17	Seer Capital Regulatory Capital Relief Fund LP12	7,271,595
N/A17	Sofinnova Bioequities LP4	11,327,020
N/A17	TCW Rescue Financing II LP12	8,441,111
N/A17	TPG Tech Adjacencies II Vega LP12	2,174,729

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	INVESTMENT PARTNERSHIPS (Continued)
N/A17	TPG Tech Adjacencies II Vital CI LP12	$2,660,503
N/A17	Ufenau VI German Asset Lite, SLP	6,816,234
N/A17	Ufenau VI Overflow, SLP	525,533
N/A17	US Industrial Club VII, LP12	6,299,135
N/A17	Walleye Opportunities Fund LP4	55,831,417
N/A17	WH Strategic Opportunities Fund X LP12	714,000
N/A17	Whitehawk IV-Plus Onshore Fund LP12	5,693,766
		1,009,927,745
	NON-LISTED BUSINESS DEVELOPMENT COMPANIES – 3.4%
2,039,414	Audax Private Credit Fund, LLC12,13	50,464,249
567,120	BC Partners Lending Corp.12,13	10,939,738
795,000	TCW Direct Lending VIII, LLC12,13	49,527,422
		110,931,409
Principal Amount ($)
	PRIVATE COLLATERALIZED LOAN OBLIGATIONS – 3.8%
7,000,000	Antares Loan Funding I Ltd. 2/17/203212	8,048,396
22,284,058	Fortress Credit Opportunities CLO, LLC Series XXVII, 1/28/20354	26,335,299
4,840,200	GPG Loan Funding, LLC 4/29/20344	5,105,723
13,500,000	KCLF Note Issuer I SPV, LLC 12/28/203312	14,003,252
30,629,469	MCF CLO 12, LLC 2/24/20284	35,251,456
16,207,550	NXT Capital CLO, LLC Series 2026-1, 6/24/20284	18,076,281
7,627,699	Private Credit Fund C-1 Holdco, LLC Series 2023-1, 7/11/203312	7,903,363
8,665,292	Silver Point Loan Funding, LLC 10/20/203312	9,756,302
		124,480,072
	TOTAL PRIVATE INVESTMENT VEHICLES (Cost $1,085,593,713)	1,245,339,227
Number of Shares
	REAL ESTATE INVESTMENT TRUSTS – 7.0%
2,392,449	Bailard Real Estate Investment Trust, Inc.12	74,620,496
8,959,658	CIRE Real Estate Investment Trust, Inc.12	99,602,387

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
1,992,811	Invesco Real Estate Income Trust, Inc. – Class I4,13	$52,066,974
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $212,920,656)	226,289,857
	RIGHTS – 0.0%
50,000	A Paradise Acquisition Corp., Expiration Date: September 10, 2026*,6	22,590
481	Abiomed, Inc., Expiration Date: December 30, 2029*,4	491
39,796	Aimei Health Technology Co., Ltd., Expiration Date: September 26, 2026*	12,775
1,132	Alpha Star Acquisition Corp., Expiration Date: August 14, 2026*	46
19,429	Alphatime Acquisition Corp., Expiration Date: April 14, 2026*	3,692
19,609	Aquaron Acquisition Corp., Expiration Date: August 14, 2026*	3,530
22,500	Artius II Acquisition, Inc., Expiration Date: August 12, 2026*	6,129
26,811	Bayview Acquisition Corp.*	4,496
25,204	Black Hawk Acquisition Corp., Expiration Date: August 5, 2026*	32,765
9,200	Bowen Acquisition Corp., Expiration Date: November 26, 2026*	2,212
31,500	Cayson Acquisition Corp.*	5,141
35,000	Charlton Aria Acquisition Corp., Expiration Date: May 27, 2026*	4,903
21,424	CO2 Energy Transition Corp., Expiration Date: May 12, 2026*	3,642
40,000	Columbus Acquisition Corp., Expiration Date: September 18, 2026*,6	14,400
100,000	Drugs Made In America Acquisition II Corp., Expiration Date: September 16, 2030*	8,000
160,000	DT Cloud Acquisition Corp., Expiration Date: April 23, 2026*,6	36,800
35,000	DT Cloud Star Acquisition Corp., Expiration Date: September 13, 2026*	4,900
23,028	ESH Acquisition Corp., Expiration Date: April 1, 2026*	2,305
15,490	Eureka Acquisition Corp.*,6	6,506
45,000	Fifth Era Acquisition Corp. I*,6	12,654
29,513	Flag Ship Acquisition Corp.*	3,249
35,000	Future Vision II Acquisition Corp., Expiration Date: September 12, 2026*,6	3,972
100,000	GigCapital8 Corp., Expiration Date: December 30, 2099*	25,020
23,908	Goldenstone Acquisition Ltd., Expiration Date: August 12, 2026*	2,202
14,285	GSR IV Acquisition Corp., Expiration Date: August 22, 2030*	27,427
100,000	Hall Chadwick Acquisition Corp., Expiration Date: November 20, 2030*,6	22,010
19,947	Horizon Space Acquisition I Corp., Expiration Date: September 13, 2026*	798

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Number of Shares		Value
	RIGHTS (Continued)
35,000	Horizon Space Acquisition II Corp., Expiration Date: May 4, 2026*	$7,700
14,391	Hudson Acquisition I Corp., Expiration Date: August 26, 2026*,4	2,303
47,773	IB Acquisition Corp., Expiration Date: December 29, 2026*	4,959
14,062	Inflection Point Acquisition Corp. III*	4,640
18,750	Inflection Point Acquisition Corp. V, Expiration Date: August 12, 2026*	11,062
75,000	Invest Green Acquisition Corp., Expiration Date: November 17, 2030*	11,257
40,000	Jackson Acquisition Co. II*	4,040
25,000	K&F Growth Acquisition Corp. II, Expiration Date: August 10, 2026*	2,603
100,000	LaFayette Acquisition Corp.*,6	11,210
100,000	McKinley Acquisition Corp., Expiration Date: December 30, 2099*	10,010
20,035	Metal Sky Star Acquisition Corp., Expiration Date: September 29, 2026*	531
1,689	Mountain Crest Acquisition Corp. V, Expiration Date: March 31, 2026*	169
40,000	Mountain Lake Acquisition Corp.*	10,400
22,500	Oyster Enterprises II Acquisition Corp., Expiration Date: May 15, 2031*	3,375
36,000	Pantages Capital Acquisition Corp., Expiration Date: April 28, 2026*	5,764
100,000	Quantumsphere Acquisition Corp., Expiration Date: December 30, 2099*	16,010
45,000	Quartzsea Acquisition Corp., Expiration Date: September 18, 2026*	4,954
1,189	Quetta Acquisition Corp., Expiration Date: August 15, 2026*	1,760
35,536	Range Capital Acquisition Corp., Expiration Date: April 28, 2026*	10,661
13,377	RF Acquisition Corp. II, Expiration Date: September 24, 2026*,6	1,605
35,000	Rising Dragon Acquisition Corp., Expiration Date: May 13, 2026*,6	5,250
18,884	SC II Acquisition Corp., Expiration Date: November 26, 2030*	3,854
45,000	Siddhi Acquisition Corp., Expiration Date: June 3, 2026*	6,759
66,666	Silver Pegasus Acquisition Corp., Expiration Date: August 13, 2026*	17,333
45,000	Sizzle Acquisition Corp. II, Expiration Date: May 26, 2035*	8,910
40,500	Soulpower Acquisition Corp., Expiration Date: May 26, 2035*	7,290
50,000	Starry Sea Acquisition Corp., Expiration Date: December 30, 2099*	9,005
99,000	StoneBridge Acquisition II Corp., Expiration Date: December 30, 2099*	9,910
26,253	Tavia Acquisition Corp., Expiration Date: April 28, 2026*,6	3,413
18,000	Thayer Ventures Acquisition Corp. II, Expiration Date: August 13, 2026*	2,704
28,125	UY Scuti Acquisition Corp., Expiration Date: September 25, 2026*	3,094

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Number of Shares		Value
	RIGHTS (Continued)
35,000	YHN Acquisition I Ltd., Expiration Date: September 19, 2026*,6	$3,850
	TOTAL RIGHTS (Cost $491)	479,040

Number of Units
	SPECIAL PURPOSE ACQUISITION COMPANIES – 0.4%
	FINANCIALS – 0.4%
100,000	Archimedes Tech SPAC Partners III Co.*	998,000
100,000	BHAV Acquisition Corp.*	997,000
100,000	Blue Water Acquisition Corp.*	992,000
100,000	Colombier Acquisition Corp. II*	1,018,000
100,000	GigCapital9 Corp.*	1,004,000
100,000	Legato Merger Corp. IV*	998,000
100,000	Mountain Lake Acquisition Corp. II*	993,000
100,000	Muzero Acquisition Corp.*	993,000
100,000	Pono Capital Four, Inc.*,6	997,000
80,000	Space Asset Acquisition Corp.*	814,000
100,000	X3 Acquisition Corp. Ltd.*	994,000
100,000	Xsolla SPAC 1*	990,000
		11,788,000
	TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (Cost $11,814,479)	11,788,000
Number of Shares
	WARRANTS – 0.1%
25,000	AA Mission Acquisition Corp. II, Expiration Date: September 9, 2031*,6	4,025
19,983	Able View Global, Inc., Expiration Date: May 15, 2028*,6	310
4,691,100	Accuray, Inc., Expiration Date: December 31, 2028*,4	1,431,462
287	Advantage Capital Holdings, LLC, Expiration Date: January 28, 2031*,4	371,306
9,241	Alchemy Investments Acquisition Corp. I, Expiration Date: June 26, 2028*	1,479
17,500	Aldel Financial II, Inc., Expiration Date: October 10, 2029*	4,552
19,429	Alphatime Acquisition Corp., Expiration Date: January 17, 2028*	1,362
17,500	Andretti Acquisition Corp. II, Expiration Date: October 24, 2029*	1,925
31,433	Apex Treasury Corp., Expiration Date: November 17, 2030*,6	6,915
10,125	Archimedes Tech SPAC Partners II Co., Expiration Date: April 2, 2030*	5,164
2,223	Beneficient, Expiration Date: June 7, 2028*	28

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Number of Shares		Value
	WARRANTS (Continued)
18,409	Big Tree Cloud Holdings Ltd., Expiration Date: May 31, 2029*,6	$278
25,000	Blue Water Acquisition Corp., Expiration Date: December 31, 2026*	11,250
12,500	BTC Development Corp., Expiration Date: August 19, 2030*,6	5,625
1,466	Cactus Acquisition Corp. 1 Ltd., Expiration Date: October 29, 2026*	44
16,743	Centurion Acquisition Corp., Expiration Date: August 1, 2029*	2,068
50,000	Chenghe Acquisition III Co., Expiration Date: August 15, 2031*,6	7,750
162,277	CN Healthy Food Tech Group Corp., Expiration Date: February 16, 2029*,4	14,767
21,424	CO2 Energy Transition Corp., Expiration Date: August 17, 2028*	1,553
968	Comera Life Sciences Holdings, Inc., Expiration Date: May 19, 2027*,4	—19
13,333	Concord Acquisition Corp. II, Expiration Date: December 31, 2028*	427
117	Corner Growth Acquisition Corp., Expiration Date: December 31, 2027*,4	23
935	Corner Growth Acquisition Corp. 2, Expiration Date: June 17, 2026*,4	33
50,000	CSLM Digital Asset Acquisition Corp. III Ltd., Expiration Date: September 19, 2030*,6	12,000
25,000	D Boral ARC Acquisition I Corp., Expiration Date: May 6, 2030*	14,000
5,628	Digital Asset Acquisition Corp., Expiration Date: March 17, 2030*	2,116
319,855	Dorel Industries, Inc. – Class B, Expiration Date: September 30, 20324	427,669
12,500	Dynamix Corp., Expiration Date: December 6, 2029*	9,500
12,500	Dynamix Corp. III, Expiration Date: November 19, 2030*,6	3,625
13,333	EQV Ventures Acquisition Corp., Expiration Date: July 1, 2031*,6	10,800
460	Everest Consolidator Acquisition Corp., Expiration Date: July 19, 2028*,4	5
20,000	Fact II Acquisition Corp., Expiration Date: December 20, 2029*	8,000
33,333	Galata Acquisition Corp. II, Expiration Date: September 18, 2030*,6	8,007
19,239	GCL Global Holdings Ltd., Expiration Date: February 13, 2030*	435
1,177	Genesis Growth Tech Acquisition Corp., Expiration Date: May 19, 2028*,4	—19
22,500	Gesher Acquisition Corp. II, Expiration Date: March 12, 2030*	4,950
20,000	GigCapital7 Corp. – Class A, Expiration Date: September 11, 2029*	6,600
273,563	Glass House Brands, Inc., Expiration Date: June 29, 2026*,6	19,149
534	Global Gas Corp., Expiration Date: October 29, 2027*	1
23,908	Goldenstone Acquisition Ltd., Expiration Date: July 15, 2026*	478
30,049	GP-Act III Acquisition Corp., Expiration Date: December 31, 2027*	4,213
12,500	Graf Global Corp., Expiration Date: August 7, 2029*	1,624
10,171	Haymaker Acquisition Corp. IV, Expiration Date: September 12, 2028*	30,004
14,814	HCM III Acquisition Corp., Expiration Date: July 31, 2030*,6	7,096

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Number of Shares		Value
	WARRANTS (Continued)
1,173	Heramba Electric PLC, Expiration Date: October 10, 2028*,6	$7
50,000	Highview Merger Corp., Expiration Date: August 12, 2030*,6	11,530
1,382	Holdco Nuvo Group DG Ltd., Expiration Date: May 1, 2029*,4,6	1
9,836	Horizon Quantum Holdings Ltd., Expiration Date: March 20, 2031*,6	20,164
19,947	Horizon Space Acquisition I Corp., Expiration Date: January 26, 2028*	399
14,883	iCoreConnect, Inc., Expiration Date: May 15, 2028*,4	37
1,235,429	IFit, Inc., Expiration Date: February 24, 3030*,4	—
10,018	Israel Acquisitions Corp., Expiration Date: February 28, 2028*	852
23,278	Jaws Mustang Acquisition Corp., Expiration Date: June 1, 2030*	584
10,000	Launch One Acquisition Corp., Expiration Date: August 29, 2029*	1,398
17,500	Launch Two Acquisition Corp., Expiration Date: November 26, 2029*	2,732
58,623	Legato Merger Corp. III, Expiration Date: March 28, 2029*	29,311
14,172	Lionheart Holdings, Expiration Date: August 9, 2029*	1,701
22,500	Live Oak Acquisition Corp. V, Expiration Date: April 17, 2030*	32,625
50,000	M Evo Global Acquisition Corp. II, Expiration Date: February 19, 2031*,6	16,250
37,500	M3-Brigade Acquisition V Corp., Expiration Date: September 23, 2030*	11,242
33,333	M3-Brigade Acquisition VI Corp., Expiration Date: August 5, 2030*	10,003
14,950	Melar Acquisition Corp. I, Expiration Date: June 1, 2031*	1,794
20,035	Metal Sky Star Acquisition Corp., Expiration Date: April 1, 2027*	146
1,265	MultiMetaVerse Holdings Ltd., Expiration Date: March 15, 2027*,4	—19
16,500	Namib Minerals, Expiration Date: June 5, 2030*,6	2,228
27,873	Nature’s Miracle Holding, Inc., Expiration Date: March 12, 2029*	212
7,500	New Providence Acquisition Corp. III, Expiration Date: April 24, 2030*	1,429
1,335	Newbury Street Acquisition Corp., Expiration Date: December 31, 2027*,4	—19
10,000	Newbury Street II Acquisition Corp., Expiration Date: December 27, 2029*	1,800
22,500	NewHold Investment Corp. III, Expiration Date: April 17, 2030*	10,123
237	Northern Revival Acquisition Corp., Expiration Date: December 31, 2027*,4	5
16,328	OSR Holdings, Inc., Expiration Date: February 14, 2030*	978
17,500	Plum Acquisition Corp. IV, Expiration Date: January 30, 2030*	8,566
13,648	Polibeli Group Ltd., Expiration Date: June 23, 2030*,6	1,273
1,990	Presto Automation, Inc., Expiration Date: September 21, 2027*,4	1
50,000	Range Capital Acquisition Corp. II, Expiration Date: September 16, 2030*,6	15,000
11,250	Real Asset Acquisition Corp., Expiration Date: June 2, 2030*	14,906

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Number of Shares		Value
	WARRANTS (Continued)
3,750	Rithm Acquisition Corp., Expiration Date: April 11, 2030*	$2,112
20,000	Roman DBDR Acquisition Corp. II, Expiration Date: February 3, 2030*	4,248
9,833	Semnur Pharmaceuticals, Inc., Expiration Date: September 22, 2030*	123
6,666	Silverbox Corp. IV, Expiration Date: September 24, 2029*	1,467
10,000	SIM Acquisition Corp. I, Expiration Date: August 28, 2029*	2,700
50,000	Solarius Capital Acquisition Corp., Expiration Date: July 16, 2030*,6	10,530
2,102	Spree Acquisition Corp. 1 Ltd., Expiration Date: December 22, 2028*,4	—19
33,333	Spring Valley Acquisition Corp. III, Expiration Date: September 30, 2030*,6	34,666
12,500	Stellar V Capital Corp., Expiration Date: March 24, 2030*	2,750
33,333	Talon Capital Corp., Expiration Date: September 5, 2030*,6	16,666
11,250	Texas Ventures Acquisition III Corp., Expiration Date: May 15, 2031*	5,400
21,250	Titan Acquisition Corp., Expiration Date: June 2, 2030*	5,527
1,544	TNL Mediagene, Expiration Date: June 14, 2028*,6	10
33,333	Trailblazer Acquisition Corp., Expiration Date: July 24, 2030*,6	13,213
20,000	Translational Development Acquisition Corp., Expiration Date: February 13, 2030*	2,402
25,000	United Acquisition Corp. I, Expiration Date: December 19, 2030*,6	7,503
25,000	Viking Acquisition Corp. I, Expiration Date: November 3, 2030*,6	5,530
17,500	Vine Hill Capital Investment Corp., Expiration Date: October 25, 2029*	21,350
32,500	Voyager Acquisition Corp., Expiration Date: May 16, 2031*	4,449
31,924	Youlife Group, Inc., Expiration Date: July 10, 2030*,4,12	3,544
	TOTAL WARRANTS (Cost $4,454,052)	2,784,105

Principal Amount ($)
	SHORT-TERM INVESTMENTS – 4.0%
9,060,297	Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class, 3.51%20	9,060,297
119,916,120	UMB Bank, Money Market Special II Deposit Investment, 3.48%20	119,916,120
	TOTAL SHORT-TERM INVESTMENTS (Cost $128,976,417)	128,976,417
	TOTAL INVESTMENTS – 105.2% (Cost $3,284,883,344)	3,408,811,834
	Liabilities in Excess of Other Assets – (5.2)%	(169,317,636)
	TOTAL NET ASSETS – 100.0%	$3,239,494,198

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

CIBOR – Copenhagen Interbank Offered Rate
Euribor – Euro Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
SOFR – Secured Overnight Financing Rate
SONIA – Sterling Overnight Index Average
STIBOR – Stockholm Interbank Offered Rate
* Non-income producing security.
1 Principal amount denoted in local currency.
2 All or a portion of this investment is a holding of FTAOF Cayman Sub1 Ltd.
3 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
4 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
5 Callable.
6 Foreign security denominated in U.S. Dollars.
7 Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.
8 Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
9 A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion.
10 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
11 Issuer filed for bankruptcy and/or is in default.
12 Investment valued using net asset value per share as practical expedient.
13 Affiliated company.
14 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $362,585,409, which represents 11.19% of the total net assets of the Fund.
15 Interest-only security.
16 All or a portion of this investment is a holding of FTAOF Sub1 LLC.
17 Investment does not issue shares.
18 Perpetual security. Maturity date is not applicable.
19 Amount represents less than $0.50.
20 The rate is the annualized seven-day yield at period end.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Securities with Restrictions on Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
137 Direct Fund LP, LLC1	Not Permitted	N/A	$27,120,171	$33,567,934	4/28/2025
137 Holdings AP, LLC1	Not Permitted	N/A	2,795,287	2,781,243	8/14/2025
137 Holdings GI, LLC1	Not Permitted	N/A	7,588,780	9,540,171	12/22/2025
137 Holdings MA, LLC1	Not Permitted	N/A	1,536,616	2,770,830	10/25/2024
137 Holdings MS, LLC1	Not Permitted	N/A	673,701	2,897,109	8/20/2024
137 Holdings MS, LLC1	Not Permitted	N/A	8,891,382	20,435,831	8/18/2025
137 Holdings RBC II, LLC1	Not Permitted	N/A	4,559,924	8,508,974	6/10/2025
137 Holdings RBC, LLC1	Not Permitted	N/A	2,514,844	7,437,643	4/24/2024
137 Ventures VI LP1	Not Permitted	N/A	12,610,421	22,566,413	4/16/2024
137 Ventures VII LP1	Not Permitted	N/A	15,743,782	21,233,178	6/20/2025
225 Broadway RTL LLC1	Not Permitted	N/A	26,097,500	26,097,500	1/7/2026
Acer Tree Credit Opportunities Partners LP1	Quarterly	45 Days	25,000,000	24,919,210	1/31/2025
APD BEAC Equity Blocker LP1	Not Permitted	N/A	30,000	30,000	4/2/2026
APD SSC Equity LP1	Not Permitted	N/A	581,958	581,958	2/23/2026
Arbour Lane Credit Opportunity Fund IV LP1	Not Permitted	N/A	17,537,037	17,274,142	2/27/2025
Arlington Capital Partners VI LP1	Not Permitted	N/A	2,344,530	3,116,692	1/26/2024
Atlas Enhanced Fund LP1	Quarterly	70 Days	42,000,000	41,407,443	2/2/2026
Audax Private Credit Fund, LLC1	Not Permitted	N/A	50,975,418	50,464,249	10/30/2024
Bailard Real Estate Investment Trust, Inc.1	Quarterly	30 Days	74,725,000	74,620,496	12/28/2018
BC Partners Lending Corp.1	Not Permitted	N/A	12,500,000	10,939,738	3/6/2023
Blue Owl Real Estate Net Lease Property Fund LP1	Quarterly	60 Days	99,500,000	92,889,880	1/25/2022
Blue Torch Offshore Credit Opp Fund IV LP1	Not Permitted	N/A	3,831,377	3,750,000	12/26/2025
Cartenna Partners LP1	Monthly	45 Days	11,250,000	11,386,537	10/30/2025
CIRE Real Estate Investment Trust, Inc.1	Quarterly2	90 Days	80,322,528	99,602,387	4/4/2023
Cliffwater Enhanced Lending Fund – Class I	Quarterly3	N/A	13,345,646	14,240,424	4/26/2022
Core Spaces Fund IV LP1	Not Permitted	N/A	10,412,744	9,742,232	10/24/2024
Dorsal Capital Partners LP1	Quarterly	45 Days	11,250,000	10,946,373	10/30/2025
DSC Meridian Credit Opportunities Onshore Fund LP1	Quarterly4	65 Days	27,450,000	40,145,092	10/1/2018
FCP Fund VI Avondale Co-Investment LP1	Not Permitted	N/A	20,083,214	19,753,946	9/29/2025
FCP Fund VI DWG Co-Investment LP1	Not Permitted	N/A	25,000,000	24,530,180	8/21/2025
FCP Realty Fund VI-A LP1	Not Permitted	N/A	10,247,887	8,682,122	5/14/2024
Fortress Credit Opportunities CLO, LLC1	Not Permitted	N/A	22,224,443	26,335,299	1/28/2025
GHO Capital IV LP1	Not Permitted	N/A	2,655,148	1,970,859	8/20/2025
GPS IV LP1	Not Permitted	N/A	876,522	814,293	3/7/2025
Hedosophia Investments VI G LP1	Not Permitted	N/A	3,040,206	3,030,329	7/28/2025
Hedosophia Investments VI H LP1	Not Permitted	N/A	1,281,191	1,262,485	6/27/2025
Hedosophia Investments VI I LP1	Not Permitted	N/A	1,257,000	1,270,271	6/23/2025
Hedosophia Investments VI J LP1	Not Permitted	N/A	1,406,059	1,377,255	6/27/2025
Hedosophia Investments VI K LP1	Not Permitted	N/A	4,030,512	4,016,896	10/23/2025
Hedosophia Investments VI O LP1	Not Permitted	N/A	1,515,000	1,509,577	11/26/2025

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Securities with Restrictions on Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Hedosophia Investments VI P LP1	Not Permitted	N/A	$3,022,500	$3,022,500	3/26/2026
Hedosophia Investments VI N LP1	Not Permitted	N/A	3,547,385	3,523,678	11/18/2025
Hedosophia Investors VI E LP1	Not Permitted	N/A	3,847,970	5,897,308	12/23/2024
Hedosophia Partners VI LP1	Not Permitted	N/A	8,181,506	10,644,896	5/20/2024
Hedosophia SP A LP1	Not Permitted	N/A	2,125,405	2,313,314	10/30/2024
Hedosophia SP B LP1	Not Permitted	N/A	5,019,110	5,871,168	5/19/2025
Hillpointe Workforce Housing Partners V LP1	Not Permitted	N/A	27,250,000	26,221,589	8/16/2024
HS Investments NA18 LP1	Not Permitted	N/A	3,437,143	7,143,678	8/28/2024
HS Investments V F LP1	Not Permitted	N/A	255,016	355,032	7/31/2023
HS Investments VI A LP1	Not Permitted	N/A	9,868,488	17,794,654	7/11/2024
HS Investments VI B LP1	Not Permitted	N/A	2,568,176	4,034,227	10/15/2024
Hudson Bay Fund LP1	Quarterly4,5	65 Days	—	320,536	4/1/2021
Invesco Real Estate Income Trust, Inc. – Class I	Monthly	30 Days	57,873,128	52,066,974	6/1/2022
Kern River Capital, LLC1	Not Permitted	N/A	750,000	865,786	3/26/2025
KQ Partners Fund LP1	Not Permitted	N/A	2,035,157	11,012,694	5/9/2024
Linden Investors LP1	Quarterly4	65 Days	22,250,000	35,811,645	10/1/2018
MCF CLO 12, LLC1	Not Permitted	N/A	30,629,469	35,251,456	2/24/2025
MCTC Investment Hold Delaware, LLC – Class H1	Not Permitted	N/A	5,000,000	5,000,000	3/23/2026
Nuveen Real Estate U.S. Cities Industrial Fund LP1	Quarterly	45 Days	7,421,207	6,236,409	10/3/2022
Nuveen Real Estate U.S. Cities Multifamily Fund LP1	Quarterly	45 Days	6,669,201	4,683,339	4/1/2022
Old Orchard Credit Fund LP1	Quarterly4	65 Days	17,000,000	21,365,495	5/31/2023
Opportunistic Credit Interval Fund – Class I	Quarterly3	N/A	26,705,430	26,857,642	8/16/2022
Point72 Capital LP1	Quarterly4,6	45 Days	20,059,379	35,996,845	4/24/2019
Pomona Investment Fund LP	Quarterly3	75 Days	21,864,417	29,409,910	10/1/2018
Prana Absolute Return Fund LP – Class D	Quarterly	50 Days	18,000,000	18,614,092	8/29/2025
Proterra Credit Fund 3 LP1	Not Permitted	N/A	3,302,813	3,188,761	8/6/2025
Quiet EE LP1	Not Permitted	N/A	2,032,500	2,032,500	12/23/2025
Quiet OA Access LP1	Not Permitted	N/A	3,049,140	7,259,795	9/27/2024
Quiet Select Fund – Class B1	Not Permitted	N/A	1,269,224	2,057,680	1/13/2025
Quiet Select Fund – Class C1	Not Permitted	N/A	2,789,818	3,335,245	1/13/2025
Quiet Select Fund – Class D1	Not Permitted	N/A	1,502,429	1,500,905	2/20/2025
Quiet Select Fund – Class E1	Not Permitted	N/A	2,027,588	2,003,174	3/19/2025
Quiet Select Fund – Class F1	Not Permitted	N/A	1,273,162	3,263,678	6/3/2025
Quiet Select Fund III – Class I1	Not Permitted	N/A	1,727,137	1,727,138	1/21/2026
Quiet T1 LP – Class A1	Not Permitted	N/A	1,963,497	9,435,835	1/29/2024
Quiet T1 LP – Class B1	Not Permitted	N/A	1,234,617	2,125,952	1/27/2025
Quiet T1 LP – Class C1	Not Permitted	N/A	1,916,990	1,914,558	10/17/2025
Quiet Venture I LP1	Not Permitted	N/A	6,362,899	7,969,003	9/30/2025
Quiet Venture III LP1	Not Permitted	N/A	11,450,556	20,041,301	5/6/2024
RA Capital Healthcare Fund LP1	Quarterly7	90 Days	11,000,000	11,785,196	10/30/2025
RA Capital Nexus Fund IV LP1	Not Permitted	N/A	1,925,342	1,875,000	2/26/2026

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Securities with Restrictions on Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
RiverNorth Capital Partners LP1	Quarterly6	65 Days	$15,000,000	$19,845,355	6/1/2022
Sachem Head LP1	Quarterly	65 Days	11,250,000	10,948,663	10/30/2025
Sapphire Venture VII LP1	Not Permitted	N/A	4,468,691	4,138,507	10/22/2025
Savory Fund III Blocked LP1	Not Permitted	N/A	3,677,808	4,124,272	3/11/2024
Schonfeld Strategic Partners Fund, LLC1	Quarterly	45 Days	40,000,000	41,470,940	3/28/2025
Seer Capital Partners Fund LP1	Not Permitted	N/A	—	44,816	9/29/2021
Seer Capital Regulatory Capital Relief Fund LP1	Not Permitted	N/A	7,000,000	7,271,595	3/7/2024
Sofinnova Bioequities LP1	Quarterly	60 Days	11,250,000	11,327,020	10/31/2025
TCW Direct Lending VIII, LLC1	Not Permitted	N/A	56,373,001	49,527,422	8/9/2023
TCW Rescue Financing II LP1	Not Permitted	N/A	9,046,318	8,441,111	12/9/2024
TPG Tech Adjacencies II Vega LP1	Not Permitted	N/A	1,500,000	2,174,729	5/15/2024
TPG Tech Adjacencies II Vital CI LP1	Not Permitted	N/A	2,020,000	2,660,503	1/6/2025
Ufenau VI German Asset Lite, SLP1	Not Permitted	N/A	5,622,057	6,816,234	3/30/2026
Ufenau VI Overflow, SLP1	Not Permitted	N/A	525,871	525,533	3/30/2026
US Industrial Club VII, LP1	Not Permitted	N/A	5,378,942	6,299,135	6/17/2025
Walleye Opportunities Fund LP1	Monthly4	30 Days	44,925,000	55,831,417	12/3/2018
WH Strategic Opportunities Fund X LP1	Not Permitted	N/A	728,000	714,000	11/26/2025
Whitehawk IV-Plus Onshore Fund LP 1	Not Permitted	N/A	5,600,000	5,693,766	6/29/2023
Totals			$1,271,379,315	$1,488,132,797

1 Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
2 The Real Estate Investment Trust can institute a limit on redemptions at the trust level of 5% of the fair value of the investment in the Real Estate Investment Trust.
3 The Closed-End Fund can institute a limit on redemptions at the fund level of 5% of the net asset value of the Closed-End Fund.
4 The Private Investment Vehicle can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Private Investment Vehicle.
5 The Private Investment Vehicle can institute a gate provision on redemptions at the investor level of 12.5% of the fair value of the investment in the Private Investment Vehicle.
6 The Private Investment Vehicle can institute a gate provision on redemptions at the fund level of 10-25% of the fair value of the investment in the Private Investment Vehicle.
7 The Private Investment Vehicle institutes a 1-year lock up with a 3% early redemption fee.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased (Sold)	Value At Settlement Date	Value At March 31, 2026	Unrealized Appreciation (Depreciation)
PURCHASE CONTRACTS
Euro	BNP Paribas	EUR per USD	4/15/2026	$1,506,000	$1,750,875	$1,741,997	$(8,878)
Euro	BNP Paribas	EUR per USD	4/22/2026	30,000	32,475	34,714	2,239
Euro	BNP Paribas	EUR per USD	4/27/2026	1,000,000	1,157,100	1,157,427	327
Euro	BNP Paribas	EUR per USD	5/15/2026	1,506,000	1,753,436	1,744,388	(9,048)
Euro	BNP Paribas	EUR per USD	5/27/2026	1,000,000	1,158,800	1,158,958	158
Euro	BNP Paribas	EUR per USD	6/18/2026	1,600,000	1,777,920	1,856,025	78,105
Euro	BNP Paribas	EUR per USD	6/26/2026	1,000,000	1,160,400	1,160,444	44
Euro	BNP Paribas	EUR per USD	7/22/2026	2,608,000	2,836,200	3,028,528	192,328
Euro	BNP Paribas	EUR per USD	11/6/2026	2,808,000	3,146,364	3,271,221	124,857
Great British Pound	BNP Paribas	GBP per USD	4/15/2026	324,000	432,550	428,841	(3,709)
Great British Pound	BNP Paribas	GBP per USD	5/15/2026	324,000	432,556	428,804	(3,752)
Swedish Krona	BNP Paribas	SEK per USD	4/15/2026	31,000	3,366	3,277	(89)
Swedish Krona	BNP Paribas	SEK per USD	5/15/2026	31,000	3,371	3,282	(89)
TOTAL PURCHASE CONTRACTS					$15,645,413	$16,017,906	$372,493
SALE CONTRACTS
Euro	BNP Paribas	EUR per USD	4/15/2026	$(5,589,000)	$(6,413,936)	$(6,464,822)	$(50,886)
Euro	BNP Paribas	EUR per USD	4/15/2026	(83,251,000)	(97,508,566)	(96,296,810)	1,211,756
Euro	BNP Paribas	EUR per USD	4/22/2026	(30,000)	(33,447)	(34,714)	(1,267)
Euro	BNP Paribas	EUR per USD	4/22/2026	(130,000)	(144,820)	(150,426)	(5,606)
Euro	BNP Paribas	EUR per USD	4/22/2026	(250,000)	(281,000)	(289,282)	(8,282)
Euro	BNP Paribas	EUR per USD	4/22/2026	(290,000)	(322,625)	(335,567)	(12,942)
Euro	BNP Paribas	EUR per USD	4/22/2026	(300,000)	(333,840)	(347,138)	(13,298)
Euro	BNP Paribas	EUR per USD	4/22/2026	(360,000)	(423,000)	(416,565)	6,435
Euro	BNP Paribas	EUR per USD	4/22/2026	(360,000)	(400,500)	(416,565)	(16,065)
Euro	BNP Paribas	EUR per USD	4/22/2026	(390,000)	(439,140)	(451,279)	(12,139)
Euro	BNP Paribas	EUR per USD	4/22/2026	(410,000)	(483,718)	(474,422)	9,296
Euro	BNP Paribas	EUR per USD	4/22/2026	(1,448,000)	(1,595,696)	(1,675,519)	(79,823)
Euro	BNP Paribas	EUR per USD	4/27/2026	(3,220,000)	(3,718,456)	(3,726,917)	(8,461)
Euro	BNP Paribas	EUR per USD	4/27/2026	(4,862,000)	(5,631,168)	(5,627,412)	3,756
Euro	BNP Paribas	EUR per USD	5/15/2026	(5,589,000)	(6,423,438)	(6,473,695)	(50,257)
Euro	BNP Paribas	EUR per USD	5/15/2026	(83,395,000)	(99,345,128)	(96,595,779)	2,749,349
Euro	BNP Paribas	EUR per USD	5/22/2026	(350,000)	(410,585)	(405,538)	5,047
Euro	BNP Paribas	EUR per USD	5/22/2026	(420,000)	(454,650)	(486,646)	(31,996)
Euro	BNP Paribas	EUR per USD	5/22/2026	(640,000)	(716,480)	(741,556)	(25,076)
Euro	BNP Paribas	EUR per USD	5/22/2026	(740,000)	(830,502)	(857,424)	(26,922)
Euro	BNP Paribas	EUR per USD	5/22/2026	(7,040,000)	(7,895,360)	(8,157,111)	(261,751)
Euro	BNP Paribas	EUR per USD	5/27/2026	(3,220,000)	(3,723,608)	(3,731,845)	(8,237)
Euro	BNP Paribas	EUR per USD	5/27/2026	(4,862,000)	(5,638,948)	(5,634,854)	4,094
Euro	BNP Paribas	EUR per USD	6/15/2026	(5,589,000)	(6,432,380)	(6,482,428)	(50,048)
Euro	BNP Paribas	EUR per USD	6/15/2026	(84,450,000)	(98,273,620)	(97,949,738)	323,882
Euro	BNP Paribas	EUR per USD	6/18/2026	(9,472,000)	(10,656,000)	(10,987,665)	(331,665)
Euro	BNP Paribas	EUR per USD	6/26/2026	(3,220,000)	(3,728,438)	(3,736,629)	(8,191)
Euro	BNP Paribas	EUR per USD	6/26/2026	(4,862,000)	(5,646,241)	(5,642,077)	4,164
Euro	BNP Paribas	EUR per USD	7/16/2026	(360,000)	(426,852)	(418,048)	8,804
Euro	BNP Paribas	EUR per USD	7/16/2026	(4,000,000)	(4,770,000)	(4,643,626)	126,374
Euro	BNP Paribas	EUR per USD	7/22/2026	(250,000)	(279,300)	(290,311)	(11,011)
Euro	BNP Paribas	EUR per USD	7/22/2026	(360,000)	(424,620)	(418,048)	6,572

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased (Sold)	Value At Settlement Date	Value At March 31, 2026	Unrealized Appreciation (Depreciation)
Euro	BNP Paribas	EUR per USD	7/22/2026	$(370,000)	$(418,396)	$(429,661)	$(11,265)
Euro	BNP Paribas	EUR per USD	8/21/2026	(330,000)	(359,040)	(383,691)	(24,651)
Euro	BNP Paribas	EUR per USD	8/21/2026	(350,000)	(412,510)	(406,945)	5,565
Euro	BNP Paribas	EUR per USD	8/21/2026	(730,000)	(821,250)	(848,770)	(27,520)
Euro	BNP Paribas	EUR per USD	8/24/2026	(540,000)	(606,690)	(627,936)	(21,246)
Euro	BNP Paribas	EUR per USD	10/22/2026	(120,000)	(134,340)	(139,720)	(5,380)
Euro	BNP Paribas	EUR per USD	10/22/2026	(120,000)	(133,860)	(139,349)	(5,489)
Euro	BNP Paribas	EUR per USD	10/22/2026	(280,000)	(313,964)	(326,014)	(12,050)
Euro	BNP Paribas	EUR per USD	10/22/2026	(360,000)	(408,672)	(419,161)	(10,489)
Euro	BNP Paribas	EUR per USD	10/22/2026	(380,000)	(425,410)	(442,447)	(17,037)
Euro	BNP Paribas	EUR per USD	10/22/2026	(400,000)	(447,800)	(465,734)	(17,934)
Euro	BNP Paribas	EUR per USD	10/22/2026	(410,000)	(485,276)	(477,378)	7,898
Euro	BNP Paribas	EUR per USD	10/22/2026	(430,000)	(512,044)	(500,664)	11,380
Euro	BNP Paribas	EUR per USD	10/22/2026	(440,000)	(491,040)	(510,948)	(19,908)
Euro	BNP Paribas	EUR per USD	10/22/2026	(480,000)	(535,920)	(557,398)	(21,478)
Euro	BNP Paribas	EUR per USD	10/22/2026	(2,608,000)	(2,914,440)	(3,028,528)	(114,088)
Euro	BNP Paribas	EUR per USD	11/6/2026	(10,936,000)	(12,248,320)	(12,740,055)	(491,735)
Euro	BNP Paribas	EUR per USD	11/20/2026	(280,000)	(331,380)	(326,355)	5,025
Euro	BNP Paribas	EUR per USD	11/20/2026	(330,000)	(360,855)	(384,632)	(23,777)
Euro	BNP Paribas	EUR per USD	11/20/2026	(9,320,000)	(10,503,640)	(10,862,952)	(359,312)
Euro	BNP Paribas	EUR per USD	11/23/2026	(600,000)	(676,500)	(699,407)	(22,907)
Euro	BNP Paribas	EUR per USD	12/23/2026	(1,649,000)	(1,763,605)	(1,924,286)	(160,681)
Euro	BNP Paribas	EUR per USD	1/22/2027	(110,000)	(123,530)	(128,503)	(4,973)
Euro	BNP Paribas	EUR per USD	1/22/2027	(240,000)	(269,976)	(280,369)	(10,393)
Euro	BNP Paribas	EUR per USD	1/22/2027	(260,000)	(308,750)	(303,734)	5,016
Euro	BNP Paribas	EUR per USD	1/22/2027	(270,000)	(304,749)	(315,897)	(11,148)
Euro	BNP Paribas	EUR per USD	1/22/2027	(290,000)	(330,542)	(338,780)	(8,238)
Euro	BNP Paribas	EUR per USD	1/22/2027	(300,000)	(343,200)	(350,997)	(7,797)
Euro	BNP Paribas	EUR per USD	1/22/2027	(300,000)	(358,710)	(350,462)	8,248
Euro	BNP Paribas	EUR per USD	1/22/2027	(340,000)	(404,906)	(397,797)	7,109
Euro	BNP Paribas	EUR per USD	1/22/2027	(410,000)	(460,225)	(478,965)	(18,740)
Euro	BNP Paribas	EUR per USD	1/22/2027	(410,000)	(492,082)	(479,696)	12,386
Euro	BNP Paribas	EUR per USD	2/22/2027	(270,000)	(320,841)	(315,769)	5,072
Euro	BNP Paribas	EUR per USD	2/22/2027	(630,000)	(713,160)	(736,795)	(23,635)
Euro	BNP Paribas	EUR per USD	2/22/2027	(5,472,000)	(6,013,728)	(6,399,592)	(385,864)
Euro	BNP Paribas	EUR per USD	4/22/2027	(130,000)	(146,380)	(152,099)	(5,719)
Euro	BNP Paribas	EUR per USD	4/22/2027	(430,000)	(484,180)	(503,096)	(18,916)
Euro	BNP Paribas	EUR per USD	5/21/2027	(270,000)	(321,975)	(316,188)	5,787
Euro	BNP Paribas	EUR per USD	5/24/2027	(650,000)	(738,725)	(761,266)	(22,541)
Euro	BNP Paribas	EUR per USD	6/4/2027	(14,224,000)	(16,144,240)	(16,664,671)	(520,431)
Euro	BNP Paribas	EUR per USD	7/22/2027	(210,000)	(250,782)	(246,409)	4,373
Euro	BNP Paribas	EUR per USD	7/22/2027	(240,000)	(271,752)	(281,610)	(9,858)
Euro	BNP Paribas	EUR per USD	7/22/2027	(310,000)	(373,364)	(363,747)	9,617
Euro	BNP Paribas	EUR per USD	7/22/2027	(410,000)	(462,480)	(481,085)	(18,605)
Euro	BNP Paribas	EUR per USD	7/22/2027	(4,208,000)	(4,830,784)	(4,937,571)	(106,787)
Euro	BNP Paribas	EUR per USD	7/30/2027	(8,776,000)	(9,901,083)	(10,300,179)	(399,096)
Euro	BNP Paribas	EUR per USD	8/2/2027	(1,120,000)	(1,264,480)	(1,314,642)	(50,162)
Euro	BNP Paribas	EUR per USD	8/20/2027	(5,968,000)	(7,142,502)	(7,009,181)	133,321
Euro	BNP Paribas	EUR per USD	10/22/2027	(270,000)	(306,612)	(317,742)	(11,130)

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased (Sold)	Value At Settlement Date	Value At March 31, 2026	Unrealized Appreciation (Depreciation)
Euro	BNP Paribas	EUR per USD	10/22/2027	$(280,000)	$(335,300)	$(329,510)	$5,790
Euro	BNP Paribas	EUR per USD	10/22/2027	(400,000)	(483,400)	(470,729)	12,671
Euro	BNP Paribas	EUR per USD	1/21/2028	(290,000)	(351,712)	(342,272)	9,440
Euro	BNP Paribas	EUR per USD	1/21/2028	(4,968,000)	(5,971,635)	(5,863,472)	108,163
Euro	BNP Paribas	EUR per USD	1/24/2028	(230,000)	(261,970)	(271,483)	(9,513)
Euro	BNP Paribas	EUR per USD	3/13/2028	(5,656,000)	(6,447,840)	(6,686,608)	(238,768)
Euro	BNP Paribas	EUR per USD	3/13/2028	(9,064,000)	(11,017,292)	(10,715,597)	301,695
Euro	BNP Paribas	EUR per USD	4/21/2028	(390,000)	(474,825)	(461,641)	13,184
Great British Pound	BNP Paribas	GBP per USD	4/15/2026	(17,080,000)	(22,987,289)	(22,606,797)	380,492
Great British Pound	BNP Paribas	GBP per USD	5/15/2026	(19,455,000)	(26,581,756)	(25,748,091)	833,665
Great British Pound	BNP Paribas	GBP per USD	6/15/2026	(19,131,000)	(25,666,150)	(25,315,229)	350,921
Swedish Krona	BNP Paribas	SEK per USD	4/15/2026	(23,942,000)	(2,617,050)	(2,531,181)	85,869
Swedish Krona	BNP Paribas	SEK per USD	5/15/2026	(38,606,500)	(4,346,331)	(4,087,627)	258,704
Swedish Krona	BNP Paribas	SEK per USD	6/15/2026	(38,210,700)	(4,176,028)	(4,051,898)	124,130
TOTAL SALE CONTRACTS					$(573,913,330)	$(571,011,464)	$2,901,866
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(558,267,917)	$(554,993,558)	$3,274,359

EUR – Euro
GBP – British Pound Sterling
SEK – Swedish Krona
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED PORTFOLIO COMPOSITION
As of March 31, 2026 (Unaudited)

Country of Incorporation*	Value	Percent of Total Net Assets
Canada	$458,147	0.0%
Cayman Islands	42,799,969	1.4%
European Union	516,979,021	16.6%
Israel	1	0.0%
Singapore	20,164	0.0%
Switzerland	—1	0.0%
United Kingdom	70,341,072	2.1%
United States	2,777,797,400	85.1%
Virgin Islands (British)	415,990	0.0%
Total Investments	3,408,811,834	105.2%
Liabilities in Excess of Other Assets	(169,317,636)	(5.2)%
Total Net Assets	$3,239,494,198	100.0%

1 Amount represents less than $0.50.
* This table does not include forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on forward foreign currency exchange contracts.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of March 31, 2026 (Unaudited)

Security Type/Sector*	Percent of Total Net Assets
Asset-Backed Securities	14.6%
Bank Loans	16.0%
Closed-End Funds	2.5%
Collateralized Loan Obligations	16.2%
Collateralized Mortgage Obligations	0.0%
Common Stocks
Consumer Staples	0.1%
Financials	1.1%
Health Care	0.0%
Industrials	0.0%
Technology	1.0%
Total Common Stocks	2.2%
Corporate Bonds
Financials	0.6%
Mutual Funds	1.1%
Preferred Stocks
Consumer Non-Cyclical	0.3%
Consumer Staples	0.1%
Financials	1.1%
Technology	0.6%
Total Preferred Stocks	2.1%
Private Investment Vehicles
Investment Partnerships	31.2%
Non-Listed Business Development Companies	3.4%
Private Collateralized Loan Obligations	3.8%
Total Private Investment Vehicles	38.4%
Real Estate Investment Trusts	7.0%
Rights	0.0%
Special Purpose Acquisition Companies
Financials	0.4%
Warrants	0.1%
Short-Term Investments	4.0%
Total Investments	105.2%
Liabilities in Excess of Other Assets	(5.2)%
Total Net Assets	100.0%
* This table does not include forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on forward foreign currency exchange contracts.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2026

Assets:
Investments in securities, at fair value
Unaffiliated investments (Cost $2,481,071,144)	$2,678,929,005
Affiliated investments (Cost $674,835,783)	600,906,412
Short-term investments (Cost $128,976,417)	128,976,417
Cash	7,106,173
Cash deposited with broker	162,600
Cash denominated in foreign currency, at value (Cost $5,059,575)	5,095,850
Unrealized appreciation on forward foreign currency exchange contracts	7,563,108
Receivables:
Investment securities sold	62,279,339
Investment securities purchased cancelled	33,500,000
Dividends and interest	17,692,017
Investments purchased in advance	17,000,000
Fund shares sold	2,176,625
Prepaid expenses	783,854
Total assets	3,562,171,400
Liabilities:
Line of credit payable (Note 13)	100,000,000
Unrealized depreciation on forward foreign currency exchange contracts	4,288,749
Payables:
Fund shares redeemed	207,105,701
Investment securities purchased	6,960,000
Investment Management fees	1,263,501
Pricing and research expense	1,175,769
Fund services expense	596,400
Distribution fees – Class I (Note 3)	536,962
Tax expense	242,470
Unused line of credit fees (Note 13)	168,390
SEC fees	116,000
Legal fees	85,426
Audit fees	80,250
Tax services fees	30,937
Shareholder reporting fees	8,448
Accrued other expenses	18,199
Total liabilities	322,677,202
Commitments and contingencies (Note 3 & Note 12)
Net Assets	$3,239,494,198
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES — Continued
As of March 31, 2026

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$3,160,908,186
Total accumulated earnings (deficit)	78,586,012
Net Assets	$3,239,494,198
Maximum Offering Price per Share:
Class A Shares
Net assets applicable to shares outstanding	$40,228,243
Shares of common stock issued and outstanding	1,492,935
Net asset value per share	$26.951
Maximum sales charge (4.50% of offering price)*	$1.27
Maximum offer price to public	$28.22
Class I Shares
Net assets applicable to shares outstanding	$3,199,265,955
Shares of common stock issued and outstanding	116,938,955
Net asset value per share	$27.36

1 Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.
* Investors in Class A Shares may be charged a sales charge of up to 4.50% of the subscription amount. For Class A Shares, no sales charge applies on investments of $250,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.25% will be imposed to the extent a finder’s fee was paid on certain redemptions of such Shares within 12 months of the date of purchase.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2026

Investment Income:
Dividends (net of foreign withholding taxes of $406,884)	$18,723,986
Dividends from affiliated issuers	23,583,296
Interest	133,289,329
Interest from affiliated issuers	13,148,696
Total investment income	188,745,307
Expenses:
Investment Management fees (Note 3)	28,998,714
Distribution fees – Class I (Note 3)	4,897,862
Pricing and research expense	4,805,430
Fund services expense	3,320,059
Interest expense (Note 13)	1,195,543
Shareholder reporting fees	510,423
Unused line of credit fees (Note 13)	358,810
Legal fees	280,415
Registration fees	245,814
Tax expense	245,582
Commitment fees (Note 13)	193,942
Audit fees	153,000
Chief Compliance Officer fees	133,427
SEC fees	116,000
Trustees’ fees and expenses	88,000
Tax services fees	56,056
Insurance fees	36,111
Distribution fees – Class A (Note 3)	21,137
Interest on securities sold short	15,325
Dividends on securities sold short	361
Miscellaneous	316,241
Total expenses	45,988,252
Investment Management fees recouped (waived)	(2,094,838)
Net expenses	43,893,414
Net investment income (loss)	144,851,893

Realized and Unrealized Gain (Loss) on Investments, Investments in Affiliated Issuers, Securities Sold Short, Forward Foreign Currency Exchange Contracts, Foreign Currency and Distributions of Long-Term Realized Gains from Regulated Investment Companies:

Net realized gain (loss) on:
Investments	35,972,919
Investments in affiliated issuers	67,915
Securities sold short	44,486
Forward foreign currency exchange contracts	(26,136,839)
Foreign currency transactions	2,850,207
Distributions of long-term realized gains from regulated investment companies	2,475,061
Net realized gain (loss)	15,273,749
Net change in unrealized appreciation/depreciation on:
Investments	105,766,690
Investments in affiliated issuers	(39,977,860)
Securities sold short	5,562
Forward foreign currency exchange contracts	10,497,713
Foreign currency translations	(153,794)
Net change in unrealized appreciation/depreciation	76,138,311
Net realized and unrealized gain (loss) on investments, investments in affiliated issuers, securities sold short, forward foreign currency exchange contracts, foreign currency and distributions of long-term realized gains from regulated investment companies	91,412,060
Net Increase (Decrease) in Net Assets from Operations	$236,263,953
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$144,851,893	$130,667,368
Net realized gain (loss) on investments, investments in affiliated issuers, securities sold short, forward foreign currency exchange contracts, foreign currency and distributions of long-term realized gains from regulated investment companies	15,273,749	25,848,611
Net change in unrealized appreciation/depreciation on investments, investments in affiliated issuers, securities sold short, forward foreign currency exchange contracts and foreign currency	76,138,311	25,867,598
Net increase (decrease) in net assets from operations	236,263,953	182,383,577
Distributions to Shareholders:
Distributions:
Class A	(1,994,752)	(1,372,478)
Class I	(195,566,137)	(161,973,157)
Return of capital:
Class A	(101,871)	—
Class I	(9,860,529)	—
Total distributions to shareholders	(207,523,289)	(163,345,635)
Capital Transactions:
Net proceeds from shares sold:
Class A	21,150,432	14,576,604
Class I	1,194,070,149	1,191,475,534
Reinvestment of distributions:
Class A	431,271	313,605
Class I	36,194,674	28,615,451
Cost of shares redeemed:
Class A	(4,133,559)	(1,966,206)
Class I	(514,217,074)	(300,995,666)
Net increase from payments by affiliates (Note 3):
Class A	66	828
Class I	—	58,866
Net increase (decrease) in net assets from capital transactions	733,495,959	932,079,016
Total increase (decrease) in net assets	762,236,623	951,116,958
Net Assets:
Beginning of period	2,477,257,575	1,526,140,617
End of period	$3,239,494,198	$2,477,257,575
Capital Share Transactions:
Shares sold:
Class A	787,049	548,439
Class I	43,918,490	44,066,842
Shares reinvested:
Class A	16,094	11,826
Class I	1,332,702	1,062,263
Shares redeemed:
Class A	(153,906)	(73,710)
Class I	(18,812,413)	(11,124,637)
Net increase (decrease) in capital share transactions	27,088,016	34,491,023
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2026

Cash flows provided by (used in) operating activities:
Net increase (decrease) in net assets from operations	$236,263,953
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(1,746,237,049)
Sales of long-term portfolio investments	939,763,865
Proceeds from securities sold short	22,674,259
Covers of securities sold short	(22,723,141)
Change in short-term investments, net	27,397,447
Net amortization on investments	(2,376,705)
Net realized (gain) loss on paydowns	(4,752,938)
Net realized (gain) loss on investments, investments in affiliated issuers, and securities sold short	(36,056,883)
Net change in unrealized appreciation/depreciation on investments, investments in affiliated issuers, and securities sold short	(65,794,392)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(10,497,713)
Return of capital dividends received	45,546,414
(Increase) Decrease in operating assets:
Investment securities sold	(62,279,339)
Investment securities purchased cancelled	(33,500,000)
Dividends and interest	(3,451,678)
Investments purchased in advance	(12,000,000)
Prepaid expenses	(644,431)
Increase (Decrease) in operating liabilities:
Investment securities purchased	4,607,264
Investment Management Fees	(440,936)
Distribution fees – Class I (Note 3)	191,129
Pricing and research expense	634,960
Fund services expense	212,431
Shareholder reporting fees	(35,901)
Unused line of credit fees (Note 13)	138,543
Legal fees	8,525
Tax expense	242,470
Audit fees	(52,250)
SEC fees	116,000
Tax services fees	9,833
Distribution fees-Class A (Note 3)	(122,683)
Extraordinary litigation fees	(23,113)
Accrued other expenses	6,822
Net cash provided by (used in) operating activities	(723,175,237)
Cash flows provided by (used in) financing activities:
Proceeds from shares sold	1,217,133,292
Cost of shares redeemed	(396,262,424)
Draws on line of credit	524,000,000
Paydowns on line of credit	(444,000,000)
Net increase from payments by affiliates (Note 3)	66
Dividends paid to shareholders, net of reinvestments	(170,897,344)
Net cash provided by (used in) financing activities	729,973,590
Net increase (decrease) in cash, cash deposited with broker and foreign currency	6,798,353
Cash, cash deposited with broker and foreign currency:
Beginning of period balances:
Cash	1,540,280
Cash deposited with broker	265,292
Cash denominated in foreign currency, at value	3,760,698
Total beginning of period balances	5,566,270
End of period balances:
Cash	7,106,173
Cash deposited with broker	162,600
Cash denominated in foreign currency, at value	5,095,850
Total end of period balances	$12,364,623
Supplemental disclosure of non-cash activities:
Reinvested dividends	$36,625,945
Supplemental disclosure of cash flow information:
Interest paid	$1,210,868
Taxes paid	$3,112
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31,				For the Period August 2, 2021* Through March 31, 2022
	2026	2025	2024	2023
Net asset value, beginning of period	$26.71	$26.48	$25.97	$27.65	$27.29
Income (Loss) from investment operations:
Net investment income (loss)1	1.29	1.64	1.73	1.05	0.21
Net realized and unrealized gain (loss)	0.83	0.67	0.59	(0.88)	1.19
Total from investment operations	2.12	2.31	2.32	0.17	1.40
Less distributions:
From net investment income	(1.79)	(1.96)	(1.81)	(1.71)	(0.79)
From net realized gains	—	(0.12)	—	(0.14)	(0.25)
From return of capital	(0.09)	—	—	—	—
Total distributions	(1.88)	(2.08)	(1.81)	(1.85)	(1.04)
Net increase from payments by affiliates (Note 3)	0.002	0.002	—	0.002	—
Net asset value, end of period	$26.95	$26.71	$26.48	$25.97	$27.65
Total return3	8.23%4,5	9.11%4,6	9.32%	0.69%7	5.17%8
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40,228	$22,534	$9,456	$1,388	$1
Ratio of expenses to average net assets:
(including commitment fees, dividends and interest on securities sold short, excise tax, extraordinary litigation fees, interest expense and unused line of credit fees)
Before fees waived/recovered9,10	1.44%	1.88%	2.18%	2.24%	2.05%11
After fees waived/recovered9,10	1.50%	1.89%	2.15%12	2.04%	—13
Ratio of net investment income (loss) to average net assets:
(including commitment fees, dividends and interest on securities sold short, excise tax, extraordinary litigation fees, interest expense and unused line of credit fees)
Before fees waived/recovered14	4.85%	6.17%	6.58%	3.84%	1.90%11
After fees waived/recovered14	4.78%	6.16%	6.61%	4.04%	—
Portfolio turnover rate	31%	26%	15%	11%	26%8
Senior Securities
Total borrowings (000’s omitted)	$100,000	$20,000	—	—	—
Asset coverage per $1,000 unit of senior indebtedness15	$33,397	$124,863	—	—	—
* Commencement of operations.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A — Continued

1 Based on average Shares outstanding for the period.
2 Amount represents less than $0.01 per share.
3 Total returns would have been higher/lower had expenses not been recovered/waived by the Investment Manager. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Class A Shares.
4 Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.
5 The Fund’s Administrator reimbursed the Fund’s Class A Shares $66 for losses from an expense error. For the year ended March 31, 2026, the reimbursement is included as a net increase from payment by affiliates on the Statement of Changes. The payment had no impact to the total return of the share class.
6 The Investment Manager reimbursed the Fund’s Class A Shares $828 for losses from a pricing error. For the year ended March 31, 2025, the reimbursement is included as a net increase from payment by affiliates on the Statement of Changes. The payment had no impact to the total return of the share class.
7 The Investment Manager reimbursed the Fund’s Class A Shares $37 for losses from a pricing error. For the year ended March 31, 2023, the reimbursement is included as a net increase from payment by affiliates on the Statement of Changes. The payment had no impact to the total return of the share class.
8 Not annualized.
9 If commitment fees, dividends and interest on securities sold short, excise tax, extraordinary litigation fees, interest expense, and unused line of credit fees had been excluded, the expense ratios would have been lowered by 0.07%, 0.05%, 0.02%, 0.04% and 0.07%, for the years ended March 31, 2026, 2025, 2024 and 2023 and the period ended March 31, 2022, respectively.
10 Ratios do not reflect the Fund’s proportionate share of the expenses of the private investment vehicles.
11 Annualized.
12 Effective August 1, 2023, the Investment Manager has contractually agreed to limit the annual fund operating expenses to 2.15%. Prior to August 1, 2023, the annual fund operating expense limitation was 2.00%.
13 Effective November 2, 2021, the Investment Manager has contractually agreed to limit the annual fund operating expenses to 2.00%. Prior to November 2, 2021, the annual fund operating expense limitation was 1.95%.
14 Ratios do not reflect the Fund’s proportionate share of the income and expenses of the private investment vehicles.
15 Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each year.
	For the Year Ended March 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of year	$27.12	$26.85	$26.29	$27.73	26.62
Income (Loss) from investment operations:
Net investment income (loss)1	1.31	1.78	1.96	1.27	0.92
Net realized and unrealized gain (loss)	0.84	0.73	0.59	(0.88)	1.89
Total from investment operations	2.15	2.51	2.55	0.39	2.81
Less distributions:
From net investment income	(1.82)	(2.12)	(1.99)	(1.69)	(1.45)
From net realized gains	—	(0.12)	—	(0.14)	(0.25)
From return of capital	(0.09)	—	—	—	—
Total distributions	(1.91)	(2.24)	(1.99)	(1.83)	(1.70)
Net increase from payments by affiliates (Note 3)	—	0.002	—	0.002	—
Net asset value, end of year	$27.36	$27.12	$26.85	$26.29	$27.73
Total return3	8.22%5	9.73%4	10.11%	1.47%5,6	10.80%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,199,266	$2,454,724	$1,516,685	$732,921	$336,466
Ratio of expenses to average net assets:
(including commitment fees, dividends and interest on securities sold short, excise tax, extraordinary litigation fees, interest expense and unused line of credit fees)
Before fees waived7,8	1.53%	1.47%	1.42%	1.36%	1.16%
After fees waived7,8	1.46%	1.45%	1.38%9	1.30%	1.14%10
Ratio of net investment income (loss) to average net assets:
(including commitment fees, dividends and interest on securities sold short, excise tax, extraordinary litigation fees, interest expense and unused line of credit fees)
Before fees waived11	4.75%	6.58%	7.35%	4.72%	3.34%
After fees waived11	4.83%	6.60%	7.39%	4.78%	3.36%
Portfolio turnover rate	31%	26%	15%	11%	26%
Senior Securities
Total borrowings (000’s omitted)	$100,000	$20,000	—	—	—
Asset coverage per $1,000 unit of senior indebtedness12	$33,397	$124,863	—	—	—
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I — Continued

1 Based on average Shares outstanding for the year.
2 Amount represents less than $0.01 per share.
3 Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Class I Shares.
4 The Investment Manager reimbursed the Fund’s Class I Shares $58,866 for losses from a pricing error. For the year ended March 31, 2025, the reimbursement is included as a net increase from payment by affiliates on the Statement of Changes. The payment had no impact to the total return of the share class.
5 Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.
6 The Investment Manager reimbursed the Fund’s Class I Shares $63,879 for losses from a pricing error. For the year ended March 31, 2023, the reimbursement is included as a net increase from payment by affiliates on the Statement of Changes. The payment had no impact to the total return of the share class.
7 If commitment fees, dividends and interest on securities sold short, excise tax, extraordinary litigation fees, interest expense, and unused line of credit fees had been excluded, the expense ratios would have been lowered by 0.07%, 0.05%, 0.02%, 0.05%, and 0.08%, for the years ended March 31, 2026, 2025, 2024, 2023, and 2022, respectively.
8 Ratios do not reflect the Fund’s proportionate share of the expenses of the private investment vehicles.
9 Effective August 1, 2023, the Investment Manager has contractually agreed to limit the annual fund operating expenses to 1.40%. Prior to August 1, 2023, the annual fund operating expense limitation was 1.25%.
10 Effective November 2, 2021, the Investment Manager has contractually agreed to limit the annual fund operating expenses to 1.25%. Prior to November 2, 2021, the annual fund operating expense limitation was 0.95%.
11 Ratios do not reflect the Fund’s proportionate share of the income and expenses of the private investment vehicles.
12 Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2026

Note 1 — Organization
First Trust Alternative Opportunities Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Amended and Restated Agreement and Declaration of Trust dated November 1, 2021 (the “Declaration of Trust”). First Trust Capital Management L.P. (the “Investment Manager”) serves as the investment adviser to the Fund. The Investment Manager is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest (the “Shares”) in two separate share classes: Class A Shares and Class I Shares.
The investment objective of the Fund is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. A fund seeking positive “absolute return” aims to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed income indices. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated among the Investment Manager and one or more sub-advisers, in percentages determined at the discretion of the Investment Manager. In pursuing the Fund’s strategies, the Investment Manager and sub-advisers may invest directly in individual securities or through closed-end and open-end registered investment companies, private investment vehicles and other investment vehicles that invest or trade in a wide range of investments.
The Fund commenced the public offering of the Class I Shares in June 2017 and has publicly offered Class I Shares in a continuous offering since that time. Class A Shares have been publicly offered since August 2021. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares are issued at net asset value per Share. No holder of Shares (each, a “Shareholder”) has the right to require the Fund to redeem its Shares.
The Shares of each Class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Board of Trustees (the “Board,” and the members thereof, the “Trustees”). Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains and losses on investments are allocated to each Class of Shares in proportion to the value of their relative Shares outstanding. Shareholders of a Class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.
(a) Consolidation
The Fund may invest up to 25% of its total assets in its subsidiary, FTAOF Cayman Sub1 Ltd., a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands. FTAOF Cayman Sub1 Ltd. is advised by the Investment Manager and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of March 31, 2026, the net assets of FTAOF Cayman Sub1 Ltd. were $483,562,906, representing 14.9% of the Fund’s total net assets.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

FTAOF Cayman Sub1 Ltd., is an exempted company incorporated in the Cayman Islands with limited liability. It has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time.
The Fund may invest up to 25% of its total assets in its subsidiary, FTAOF Sub1 LLC, a Delaware limited liability company and wholly-owned and controlled subsidiary of the Fund. FTAOF Sub1 LLC is advised by the Investment Manager and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of March 31, 2026, the net assets of FTAOF Sub1 LLC were $114,631,672, representing 3.5% of the Fund’s total net assets.
The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of FTAOF Cayman Sub1 Ltd. and FTAOF Sub1 LLC. All inter-company accounts and transactions have been eliminated in consolidation.
Note 2 — Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The preparation of Consolidated Financial Statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Consolidated Financial Statements. Actual results could differ from these estimates.
(a) Valuation of Investments
UMB Fund Services, Inc. (“UMBFS”), the Fund’s administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Manager carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

The Valuation Designee may value the Fund’s portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
Securities traded on one or more of the U.S. national securities exchanges, the NASDAQ Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities is reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter (“OTC”) securities not quoted on the NASDAQ Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the fair value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time NAV is determined.
Fixed-income securities with a remaining maturity of sixty (60) days or more will normally be valued according to the mean between the last available bid and ask price from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation Designee not to reflect fair value will be valued based upon broker-supplied quotations, provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect fair value, such fixed-income securities will be valued by the Valuation Designee using valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued at amortized cost, which the Valuation Designee has determined to approximate fair value.
The Fund will generally value shares of exchange traded funds (“ETFs”) at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.
To the extent that the Fund invests in private investment vehicles, the Fund will generally value those assets in accordance with the value determined as of such date by each private investment vehicle in accordance with the private investment vehicle’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment vehicle will represent the amount that the Fund could reasonably expect to receive from the private investment vehicle if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the private investment vehicle does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment vehicle based on the most recent final or estimated value reported by the private investment vehicle, as well as any other relevant information available at the time the Fund values its portfolio. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment vehicle.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the underlying manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular private investment vehicle. In other cases, such as when a private investment vehicle imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist or when there have been no recent transactions in private investment vehicle interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the private investment vehicle. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
In certain circumstances, the Valuation Designee may determine that a private investment vehicle’s NAV shall be adjusted more frequently. For these private investment vehicles, the NAVs are adjusted daily based on the total return that each private investment vehicle is estimated by the Valuation Designee to generate during the period (adjusted NAV). The Valuation Designee monitors these estimates daily and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Valuation Designee.
Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment vehicles may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular private investment vehicle under consideration.
The Valuation Designee will determine the fair value of its shares of a private company based on numerous factors, including but not limited to market activity or events in the market. Absent such a transaction or event within a year, or as deemed necessary by the Valuation Designee, but in no instance greater than one year from the quarter end in which such event occurred, the Valuation Designee will engage qualified external valuation consultants to provide an independent valuation.
The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
Warrants for which market quotations are not readily available will be fair valued based on the underlying investment. The Fund will engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value warrants at the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the warrant based on current market conditions. In such an instance, the Valuation Designee will fair value the warrant using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses on investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Short Sales
Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan, which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and/or will maintain additional asset coverage in the form of cash, U.S. Government securities or other liquid securities with its custodian in a segregated account as required by each respective broker-dealer. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.
(d) Closed-end Funds (“CEFs”)
A CEF is a pooled investment vehicle that is registered under the Investment Company Act and whose shares may be listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment

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March 31, 2026

objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s Shareholders being subject to higher expenses than if they invested directly in the CEFs.
(e) Private Investment Vehicles
Private investment vehicles are generally exempt under Section 3(c)(1) or 3(c)(7) of the Investment Company Act and invest or trade in a wide range of securities. When the Fund invests in securities issued by Private investment vehicles, it will bear its pro rata portion of the Private investment vehicles’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A Private investment vehicle in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investment in the Private investment vehicle. There can be no assurance that the investment objective of a private investment vehicle will be achieved. A Private investment vehicle may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Private investment vehicle at a time that is unfavorable to the Fund. In addition, one Private investment vehicle may buy the same securities that another Private investment vehicle sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
(f) Real Estate Investment Trusts (“REITs”)
REITs are companies that own interests in real estate (or specialize in acquiring, holding, and managing real estate) or in real estate-related loans or other interests, and their revenue principally consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties or from interest payments on real estate-related loans. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to such shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. By investing in REITs indirectly through the Fund, a Shareholder will bear expenses of the REITs in addition to expenses of the Fund. Distributions received from REITs may be characterized as ordinary income, capital gain or a return of capital to the Fund. The proper characterization of distributions from REITs is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes.
(g) Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and is subject to the risk of foreign exchange rate fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation/depreciation on forward foreign currency exchange contracts. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.
(h) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain

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March 31, 2026

countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
Some or all of the interest payments of a loan or preferred equity may be structured in the form of paid-in-kind (“PIK”), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.
Investments in the equity of collateralized loan obligations (“CLOs”) recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC 325-40, Beneficial Interest in Securities Financial Assets. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the Consolidated Statement of Operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.
(i) Federal Income Taxes
The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to RICs and to distribute substantially all of its net investment income and any net realized gains to its Shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for Consolidated Financial Statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
ASC 740, Income Taxes (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the Consolidated Financial Statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, based on the statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2026, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(j) Distributions to Shareholders
The Fund makes monthly distributions to its Shareholders equal to 7% annually of the Fund’s NAV per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time, and may be increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from

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March 31, 2026

GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for Consolidated Financial Statement and tax purposes.
For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
(k) Segments
An operating segment is defined in ASC 280 — Segment Reporting as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s Consolidated Financial Statements. The total return and performance of the Fund is reflected within the accompanying Consolidated Financial Highlights. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
Note 3 — Investment Advisory and Other Agreements and Activity with Affiliates
The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with the Investment Manager. Under the terms of the Agreement, the Fund pays a monthly investment management fee to the Investment Manager equal to 0.95% on an annualized basis of the Fund’s NAV as of each month-end (the “Investment Management Fee”), subject to certain adjustments.
The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers in percentages determined at the discretion of the Investment Manager. During the year ended March 31, 2026, the Investment Manager engaged RiverNorth Capital Management, LLC (“RiverNorth”) and Palmer Square Capital Management LLC (“Palmer Square”) (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage certain assets

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

of the Fund. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and RiverNorth, RiverNorth receives a monthly sub-advisor fee equal to 0.80% of the Fund’s average daily net assets allocated to RiverNorth, subject to certain adjustments. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and Palmer Square, Palmer Square receives a monthly sub-advisory fee equal to 0.50% of the Fund’s average daily net assets allocated to Palmer Square, subject to certain adjustments. Each Sub-Adviser’s fee is paid by the Investment Manager out of the Investment Management Fee.
The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization and extraordinary expenses, such as litigation expenses) do not exceed 2.15% and 1.40% of the net assets on an annualized basis of Class A Shares and Class I Shares, respectively (the “Expense Limit”) through July 31, 2026. The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Fund or the Investment Manager. Thereafter, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Manager upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.15% and 1.40% for the Class A Shares and Class I Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment. From November 2, 2021 to July 31, 2023, the Investment Manager had agreed to limit the total expenses of the Fund to 2.00% and 1.25% of the Fund’s net assets on an annualized basis for the Class A Shares and Class I Shares, respectively.
For the year ended March 31, 2026, the Investment Manager waived its fees and absorbed other expenses totaling $2,094,838 for Class I Shares. As of March 31, 2026, the amount of these potentially recoverable expenses was $2,870,336. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. The Investment Manager may recapture all or a portion of this amount no later than March 31st of the year stated below:
2027	$429,154
2028	346,344
2029	2,094,838
Total	$2,870,336
UMBFS reimbursed the Fund’s Class A Shares $66 for losses from an expense error during the year ended March 31, 2026. This amount is reported on the Fund’s Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights under the caption “Net increase from payments by affiliates.” This reimbursement had no impact on the total return of Class A Shares.
The Investment Manager reimbursed the Fund’s Class A Shares and Class I Shares $828 and $58,866, respectively, for losses from a pricing error during the year ended March 31, 2025. This amount is reported on the Fund’s Consolidated Statements of Changes in Net Assets and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Consolidated Financial Highlights under the caption “Net increase from payments by affiliates.” This reimbursement had no impact on the total return of each Share Class, respectively.
The Investment Manager reimbursed the Fund’s Class A Shares and Class I Shares $37 and $63,879, respectively, for losses from a pricing error during the year ended March 31, 2023. This amount is reported on the Fund’s Consolidated Financial Highlights under the caption “Net increase from payments by affiliates.” This reimbursement had no impact on the total return of each Share Class, respectively.
The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plans allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares and Class I Shares. Under the Distribution and Service Plan for Class A Shares, the Fund is permitted to pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and under the Distribution and Service Plan for Class I Shares, the Fund is permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (collectively, the “Distribution and Servicing Fee”) to qualified recipients. The Fund or the Distributor (as defined below) may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of the respective Class of Shares or who provides certain Shareholder services, pursuant to a written agreement. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Share Class and decreases the net profits or increases the net losses of such Share Class.
First Trust Portfolios L.P., an affiliate of the Investment Manager, serves as the Fund’s distributor (the “Distributor”). UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as a custodian of the assets of the Fund.
A Trustee is an affiliate, and an officer of the Fund is an employee, of UMBFS. The Fund does not compensate Trustees and officers affiliated with UMBFS or the Investment Manager. For the year ended March 31, 2026, the Fund’s fees incurred for Trustees are reported on the Consolidated Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s fees incurred for CCO services for the year ended March 31, 2026 are reported on the Consolidated Statement of Operations.
Note 4 — Federal Income Taxes
The Fund has elected to be treated and intends to continue to qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax provided that, it distributes substantially all of its income and gains each year.
As of March 31, 2026, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes, were as follows:
Cost of investments	$3,351,722,601
Gross unrealized appreciation	$280,326,735
Gross unrealized depreciation	(207,370,095)
Net unrealized appreciation (depreciation) on investments and derivatives	$72,956,640
The difference between cost amounts for Consolidated Financial Statement and federal income tax purposes is due primarily to timing differences (i.e. wash sales) in recognizing certain gains and losses in securities transactions.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

The Fund has a fiscal year end for federal income tax purposes of December 31 which is different than the March 31 fiscal year end used for financial reporting purposes. As a result, the information presented regarding tax reclassifications and distributable earnings for federal income tax purposes is as of December 31, 2025, the Fund's most recent tax year end. In addition, the tax character of distributions paid is also calculated on a tax basis and reflects the most recent information for the years ended December 31, 2025 and 2024.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share. For the tax year ended December 31, 2025, permanent differences in book and tax accounting have been reclassified as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Deficit)
$(6,322)	$6,322
As of December 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:
Accumulated capital and other losses	$(5,180,051)
Unrealized appreciation (depreciation) on investments	94,400,934
Total accumulated earnings (deficit)	$89,220,883
The tax character of distributions paid during the tax years ended December 31, 2025 and December 31, 2024 were as follows:
Distribution paid from:	2025	2024
Ordinary income	$141,204,464	$146,421,439
Net long-term capital gains	45,041,704	6,035,326
Return of capital	9,962,400	—
Total distributions	$196,208,568	$152,456,765
As of December 31, 2025, the Fund had no capital loss carryovers.
As of December 31, 2025, the Fund had $5,180,051 in qualified late-year ordinary losses, which are deferred until fiscal year 2026 for tax purposes.
As of December 31, 2025, the Fund had no post-October capital losses. Capital losses incurred after October 31, and within the year are deemed to arise on the first day of the Fund’s next taxable year.
FTAOF Sub1 LLC is a blocker taxed as a corporation. The current taxes reflect the estimated tax liability of the Fund as of March 31, 2026, based on taxable income of FTAOF Sub1 LLC. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities of FTAOF Sub1 LLC for financial reporting purposes and the amounts used for income tax purposes.
Note 5 — Investment Transactions
For the year ended March 31, 2026, purchases and sales of investments, excluding short-term investments, were $1,746,237,049 and $939,763,865, respectively. Proceeds from securities sold short and covers of securities sold short were $22,674,259 and $22,723,141, respectively, for the same period.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.
Note 7 — Repurchase of Shares
The Fund provides a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer is expected to be for up to 5% of the Fund’s Shares outstanding. If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender Shares in an amount exceeding the repurchase offer amount plus 2% of the outstanding Shares, the Fund will repurchase the Shares on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.
The results of the repurchase offers conducted for the year ended March 31, 2026 are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	May 30, 2025	August 29, 2025	December 1, 2025	February 27, 2026
Repurchase Request	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Repurchase Pricing Date	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Net Asset Value as of Repurchase Pricing Date:
Class A Shares	$26.78	$26.93	$27.11	$26.92
Class I Shares	$27.18	$27.32	$27.49	$27.33
Amount Repurchased:
Class A Shares	$381,327	$1,992,739	$359,259	$705,710
Class I Shares	$93,275,520	$106,647,789	$107,868,127	$206,399,991
Percentage of Outstanding Shares Repurchased:
Class A Shares	1.45%	6.45%	1.01%	1.73%
Class I Shares	3.36%	3.50%	3.29%	6.07%
Note 8 — Fair Value Measurement
ASC 820, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.
Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the NAV as practical expedient are not included in the fair value hierarchy. As such, investments in CEFs, private investment vehicles and REITs with a fair value of $975,550,262 are excluded from the fair value hierarchy as of March 31, 2026.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2026:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$—	$472,068,744	$472,068,744
Bank Loans	—	—	519,910,034	519,910,034
Closed-End Funds	10,675,132	—	—	10,675,132
Collateralized Loan Obligations	—	488,218,652	36,319,131	524,537,783
Collateralized Mortgage Obligations	—	2	—	2
Common Stocks
Consumer Staples	178,827	—	1,969,602	2,148,429
Financials	28,805,021	1,668,469	4,383,662	34,857,152
Health Care	—	—	1,118,539	1,118,539
Industrials	132,300	—	—	132,300
Technology	11,329	—	32,896,868	32,908,197
Corporate Bonds	—	19,155,995	—	19,155,995
Mutual Funds	37,262,193	—	—	37,262,193

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

	Level 1	Level 2	Level 3	Total
Preferred Stocks
Consumer Non-Cyclical	$—	$—	$8,295,754	$8,295,754
Consumer Staples	—	—	2,636,033	2,636,033
Financials	6,315,528	—	30,793,682	37,109,210
Technology	—	—	19,831,715	19,831,715
Private Investment Vehicles
Investment Partnerships	—	—	429,751,065	429,751,065
Private Collateralized Loan Obligations	—	—	84,768,759	84,768,759
Real Estate Investment Trusts	—	—	52,066,974	52,066,974
Rights	476,246	—	2,794	479,040
Special Purpose Acquisition Companies	11,788,000	—	—	11,788,000
Warrants	533,979	1,273	2,248,853	2,784,105
Short-Term Investments	128,976,417	—	—	128,976,417
Subtotal	$225,154,972	$509,044,391	$1,699,062,209	$2,433,261,572
Closed-End Funds at NAV				70,507,976
Private Investment Vehicles at NAV
Investment Partnerships				580,176,680
Non-Listed Business Development Companies				110,931,409
Private Collateralized Loan Obligations				39,711,314
Real Estate Investment Trusts at NAV				174,222,883
Total Investments				$3,408,811,834
Other Financial Instruments*
Forward foreign currency exchange contracts	$—	$7,563,108	$—	$7,563,108
Total Assets	$252,012,614	$516,607,499	$1,699,222,607	$3,416,374,942
Liabilities
Other Financial Instruments*
Forward foreign currency exchange contracts	$—	$4,288,749	$—	$4,288,749
Total Liabilities	$—	$4,288,749	$—	$4,288,749

* Forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
							Balance as of March 31, 2026
	Balance as of March 31, 2025	Transfers into Level 3	Transfers out of Level 3	Net Gains (Losses) for the Period	Purchases	Sales		Change in Unrealized Gains (Losses) for the Period for Assets Held at the End of the Reporting Period
Asset-Backed Securities	$—	$267,041,674	$—	$649,838	$220,043,937	$(15,666,705)	$472,068,744	$3,433,383
Bank Loans	243,147,049	—	—	(64,808,117)	348,357,591	(6,786,489)	519,910,034	667,272
Collateralized Loan Obligations	—	—	—	784	36,318,347	—	36,319,131	784
Common Stocks	40,716,709	—	(4,111,692)	(6,357,807)	10,121,461	—	40,368,671	(6,360,685)
Preferred Stocks	55,497,743	—	(7,413,305)	4,937,266	18,335,470	(9,799,990)	61,557,184	(175,107)
Private Investment Vehicles	234,529,682	66,692,478	—	154,790,528	86,282,582	(27,775,446)	514,519,824	22,709,510
Real Estate Investment Trusts	53,214,090	—	—	(1,147,116)	—	—	52,066,974	(1,147,117)
Rights	491	2,303	—	—	—	—	2,794	—
Warrants	344,325	105	—	(1,963,558)	3,867,981	—	2,248,853	(1,854,467)
	$627,450,089	$333,736,560	$(11,524,997)	$86,101,818	$723,327,369	$(60,028,630)	$1,699,062,209
The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:
Investments	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range of Input(s)	Weighted Average	Impact on Valuation from an Increase in Input
Asset-Backed Securities
	$19,696,024	Transaction Price	Transaction Price	610/0.00%/0.13%/0.00% – 828/15.00%/1.42%/74.65%	713/6.40%/ 0.71%/55.70%	Increase
	$296,873,825	Discounted Cash Flow2	Discount Margin, Conditional Prepayment Rate, Constant Default Rate, Reinvestment Rate	N/A	N/A	Decrease
	$155,498,895	Discounted Cash Flow2	Discount Margin, Conditional Prepayment Rate, Constant Default Rate, Reinvestment Rate, Correlation, Wavg Pool Credit Spread	447/0.00%/0.14%/ 55.63%/50.00%/44 – 955/10.00%/5.21%/ 84.90%/50.00%/229	695/2.70%/ 0.88%/66.70%/ 50.00%/109	Decrease
Bank Loans
	$11,237,495	Coverage	EBITDA Multiple	5.50x – 7.00x	6.23x	Increase
	$419,992,634	Income Approach	Market Yield	8.25% – 29.58%	13.17%	Decrease
	$16,940,850	Liquidation Approach	Present Value of Expected Sale Proceeds	N/A	N/A	Increase
	$71,739,055	Transaction Price	Transaction Price	N/A	N/A	Increase

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Investments	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range of Input(s)	Weighted Average	Impact on Valuation from an Increase in Input
Collateralized Loan Obligations
	$36,319,131	Transaction Price	Transaction Price	N/A	N/A	Increase
Common Stocks

	$7,164,320	Transaction Price	Transaction Price	N/A	N/A	Increase
	$9,033,666	Recent Transaction	Transaction Price	N/A	N/A	Increase
	$24,170,685	Guideline Public Companies	Market Multiple	1.58x – 8.00x	4.36x	Increase
Preferred Stocks
	$41,380,903	Transaction Price	Transaction Price	N/A	N/A	Increase
	$9,982,388	Recent Transaction	Transaction Price	N/A	N/A	Increase
	$10,193,893	Guideline Public Companies	Market Multiple	1.58x – 5.91x	2.97x	Increase
Private Investment Vehicles
	$105,760,536	Income Approach	Market Yield	8.50% – 21.60%	12.89%	Decrease
	$611,958	Transaction Price	Transaction Price	N/A	N/A	Increase
	$408,147,331	Adjusted Net Asset Value	Reported Net Asset Value/ Fair Value Adjustments	N/A	N/A	Increase
Real Estate Investment Trusts
	$52,066,974	Adjusted Net Asset Value	Reported Net Asset Value/ Fair Value Adjustments	N/A	N/A	Increase
Rights
	$2,794	Transaction Price	Transaction Price	N/A	N/A	Increase
Warrants
	$1,859,131	Black-Scholes	Volatility	45.00% – 101.68%	89.79%	Increase
	$18,416	Transaction Price	Transaction Price	N/A	N/A	Increase
	$371,306	Guideline Public Companies/Sum of the Parts	Multiple	0.45x – 6.25x	3.35x	Increase
Note 9 — Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment which is advised or sponsored by a Sub-Adviser. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2026.
Security Description	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Dividend Income*	Interest Income*
Closed-End Funds
Opportunistic Credit Interval Fund – Class I1	2,339,516	$36,008,984	$—	$(9,581,393)	$(307,716)	$737,767	$26,857,642	$2,718,791	$—
Palmer Square Capital BDC, Inc.1	1,092,644	19,034,893	—	(4,699,608)	(844,672)	(2,815,481)	10,675,132	1,933,225	—
Collateralized Loan Obligations
Palmer Square European Loan Funding, Series 2022-1X, Class SUB, 0.000%, 10/15/20311,2,3,4	2,975,000	2,088,699	—	(3,285,841)	—	1,197,142	—	—	(1,083,634)
Palmer Square European Loan Funding, Series 2022-2X, Class SUB, 0.000%, 10/15/20311,2,3,4	4,000,000	135,813	—	—	—	(135,813)	—	—	80,500

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Security Description	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Dividend Income*	Interest Income*
Palmer Square European Loan Funding, Series 2022-3X, Class SUB, 0.000%, 4/12/20321,2,3,4,5	4,000,000	$—	$—	$—	$—	$—	$—	$—	$—
Palmer Square European Loan Funding, Series 2023-1A, Class SUB, 0.000%, 11/15/20321,2,3,4,6	7,100,000	—	—	—	—	—	—	—	21,603
Palmer Square European Loan Funding, Series 2023-2X, Class SUB, 0.000%, 1/15/20331,2,3,4	8,325,000	8,377,306	—	(7,061,490)	—	216,977	1,532,793	—	(131,896)
Palmer Square European Loan Funding, Series 2023-3X, Class SUB, 10.133%, 5/15/20331,2,3,4	8,200,000	7,914,888	—	(1,719,459)	—	835,765	7,031,194	—	(154,248)
Palmer Square European Loan Funding, Series 2024-1X, Class SUB, 11.195%, 8/15/20331,2,3,4	10,575,000	9,034,500	—	(3,288,816)	—	2,377,218	8,122,902	—	(1,265,774)
Palmer Square European Loan Funding, Series 2024-2X, Class SUB, 10.000%, 5/15/20341,2,3,4	14,550,000	13,642,541	—	(3,180,167)	—	955,160	11,417,534	—	528,049
Palmer Square European Loan Funding, Series 2024-3A, Class SUB, 12.095%, 5/15/20341,2,3,4,6	8,150,000	8,462,950	—	(932,707)	—	(266,215)	7,264,028	—	1,242,622
Palmer Square European Loan Funding, Series 2025-1X, Class SUB, 15.495%, 10/15/20341,2,3,4	6,200,000	6,704,152	—	(585,227)	—	(1,067,426)	5,051,499	—	496,772
Palmer Square European Loan Funding, Series 2022-1X, Class SUB, 0.000%, 1/21/20351,2,3,4,5,7	10,260,000	—	5,742,988	—	—	(110,186)	5,632,802	—	—
Palmer Square European Loan Funding, Series 2025-2X, Class SUB, 11.274%, 2/15/20351,2,3,4,7	8,050,000	—	8,989,391	(408,344)	—	(1,102,041)	7,479,006	—	848,760
Palmer Square European Loan Funding, Series 2025-3X, Class SUB, 6.348%, 7/15/20351,2,3,4,7	7,250,000	—	8,598,197	—	—	(199,262)	8,398,935	—	231,342
Palmer Square European Loan Funding, Series 2026-1X, Class SUB, 0.000%, 10/15/20351,2,3,4,5,7	13,850,000	—	16,007,859	—	—	—	16,007,859	—	50,347
Palmer Square European Loan Funding, Series 2024-2X, Class F, 11.745% (3-Month Euribor+824 basis points), 10/15/20371,10	—	4,841,633	100	(5,187,339)	608,984	(263,378)	—	—	153,503
Palmer Square European Loan Funding, Series 2024-2X, Class SUB, 11.500%, 10/15/20371,2,3,4	9,425,000	9,755,943	—	(234,793)	—	(2,135,866)	7,385,284	—	1,477,351
Palmer Square European Loan Funding, Series 2023-1X, Class FR, 10.286% (3-Month Euribor+827 basis points), 1/15/20381,2,3,8	1,700,000	1,831,481	—	—	—	126,114	1,957,595	—	207,338
Palmer Square European Loan Funding, Series 2023-1X, Class SUB, 10.000%, 1/15/20381,2,3,4	10,000,000	8,226,172	—	(607,619)	—	(1,776,248)	5,842,305	—	872,611

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Security Description	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Dividend Income*	Interest Income*
Palmer Square European Loan Funding, Series 2021-2X, Class SUB, 0.000%, 3/15/20381,2,3,4	4,570,000	$1,952,939	$1,320,766	$(994,721)	$—	$259,231	$2,538,215	$—	$(551,157)
Palmer Square European Loan Funding, Series 2025-2X, Class F, 10.186% (3-Month Euribor+817 basis points), 7/15/20381,2,3,7,8	4,000,000	—	4,458,629	—	—	147,193	4,605,822	—	343,488
Palmer Square European Loan Funding, Series 2025-2X, Class SUB, 10.695%, 7/15/20381,2,3,4,7	10,000,000	—	10,977,583	(353,771)	—	(1,483,005)	9,140,807	—	511,062
Palmer Square European Loan Funding, Series 2023-2X, Class SUB, 10.000%, 10/15/20381,2,3,4	14,495,000	8,400,945	3,110,133	(472,651)	—	(2,095,774)	8,942,653	—	366,095
Palmer Square European Loan Funding, Series 2024-1X, Class SUB, 15.353%, 1/15/20391,2,3,4	14,000,000	14,239,915	—	(1,924,382)	—	(1,689,671)	10,625,862	—	1,426,826
Palmer Square European Loan Funding, Series 2026-1X, Class SUB, 0.000%, 4/15/20391,2,3,4,7	11,750,000	—	13,928,402	—	—	(347,727)	13,580,675	—	377,165
Palmer Square European Loan Funding, Series 2025-1X, Class SUB, 14.131%, 10/15/20391,2,3,4	6,500,000	6,325,692	23,307	(79,958)	—	(500,352)	5,768,689	—	634,824
Palmer Square Loan Funding Ltd., Series 2020-1A, Class SUB, 0.000%, 2/20/20281,3,4,5,6,9	1,250,000	—	—	—	—	—	—	—	—
Palmer Square Loan Funding Ltd., Series 2020-4A, Class SUB, 0.000%, 11/25/20281,3,4,5,6,9	2,250,000	—	—	—	—	—	—	—	—
Palmer Square Loan Funding Ltd., Series 2021-1A, Class SUB, 0.000%, 4/20/20291,3,4,6,9	1,250,000	624,250	—	(931,016)	—	306,766	—	—	(303,626)
Palmer Square Loan Funding Ltd., Series 2021-2A, Class SUB, 0.000%, 5/20/20291,3,4,6,9	2,150,000	1,234,536	—	(680,573)	—	(553,963)	—	—	561,827
Palmer Square Loan Funding Ltd., Series 2021-3A, Class SUB, 0.000%, 7/20/20291,3,4,6,9	1,500,000	928,534	—	(920,020)	—	(1,764)	6,750	—	—
Palmer Square Loan Funding Ltd., Series 2021-4A, Class SUB, 0.000%, 10/15/20291,3,4,6,9	3,100,000	1,975,757	—	(3,100,000)	—	1,175,703	51,460	—	(1,267,094)13
Palmer Square Loan Funding Ltd., Series 2022-1A, Class SUB, 0.000%, 4/15/20301,3,4,6,9	5,235,000	3,001,220	—	(5,012,302)	—	2,070,238	59,156	—	(2,101,005)13
Palmer Square Loan Funding Ltd., Series 2022-2A, Class SUB, 0.000%, 10/15/20301,3,4,6,9	6,000,000	4,318,255	—	(5,543,153)	—	1,676,669	451,771	—	(1,797,617)13
Palmer Square Loan Funding Ltd., Series 2022-5I, Class SUB, 0.000%, 1/15/20311,3,4,5,9	1,250,000	—	—	—	—	—	—	—	—

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Security Description	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Dividend Income*	Interest Income*
Palmer Square Loan Funding Ltd., Series 2022-3A, Class SUB, 0.000%, 4/15/20311,3,4,6,9	6,250,000	$5,609,536	$—	$(4,233,683)	$—	$594,639	$1,970,492	$—	$(725,667)13
Palmer Square Loan Funding Ltd., Series 2023-1A, Class SUB, 11.500%, 7/20/20311,3,4,6,9	4,675,000	114,294	—	(114,294)	—	—	—	—	84,427
Palmer Square Loan Funding Ltd., Series 2022-4A, Class SUB, 0.000%, 7/24/20311,3,4,6,9	8,050,000	7,045,617	—	(2,114,782)	—	88,659	5,019,494	—	(884,194)13
Palmer Square Loan Funding Ltd., Series 2023-2A, Class SUB, 10.000%, 1/25/20321,3,4,6,9	6,600,000	5,930,847	—	(1,225,184)	—	(493,715)	4,211,948	—	(219,483)13
Palmer Square Loan Funding Ltd., Series 2024-3A, Class SUB, 12.000%, 8/8/20321,3,4,6,9	16,250,000	14,908,117	—	(2,871,959)	—	(2,084,622)	9,951,536	—	(245,670)13
Palmer Square Loan Funding Ltd., Series 2024-1A, Class E, 10.872% (3-Month Term SOFR+657 basis points), 10/15/20321,10	—	744,879	14,369	(750,000)	—	(9,248)	—	—	86,476
Palmer Square Loan Funding Ltd., Series 2024-1A, Class SUB, 10.000%, 10/15/20321,3,4,6,9	8,000,000	7,129,152	—	(1,738,509)	—	(889,240)	4,501,403	—	(112,715)13
Palmer Square Loan Funding Ltd., Series 2024-2A, Class SUB, 10.000%, 1/15/20331,3,4,6,9	17,500,000	17,538,682	—	(2,881,063)	—	(4,019,462)	10,638,157	—	1,447,61313
Palmer Square Loan Funding Ltd., Series 2025-1A, Class SUB, 10.000%, 2/15/20331,3,4,6,9	18,800,000	18,800,000	—	(2,972,308)	—	(3,044,367)	12,783,325	—	1,661,00913
Palmer Square Loan Funding Ltd., Series 2025-2A, Class SUB, 10.000%, 7/15/20331,3,4,6,7,9	17,500,000	—	17,500,000	(841,081)	—	(3,057,202)	13,601,717	—	1,183,408
Palmer Square Loan Funding Ltd., Series 2025-3A, Class SUB, 9.569%, 1/15/20341,3,4,6,7,9	13,200,000	—	13,200,000	—	—	348,939	13,548,939	—	195,876
Palmer Square Loan Funding Ltd., Series 2024-1A, Class SUB, 10.000%, 4/15/20371,3,4,6,9	13,760,000	13,072,798	—	(839,183)	—	(4,394,954)	7,838,661	—	832,98513
Palmer Square Loan Funding Ltd., Series 2024-2A, Class SUB, 10.000%, 7/20/20371,3,4,6,9	11,000,000	9,657,361	—	(400,088)	—	(2,666,707)	6,590,566	—	1,014,807
Palmer Square Loan Funding Ltd., Series 2024-3A, Class SUB, 12.000%, 7/20/20371,3,4,6,9	6,500,000	6,186,472	—	(182,153)	—	(1,685,210)	4,319,109	—	757,845
Palmer Square Loan Funding Ltd., Series 2023-4A, Class SUB, 10.000%, 10/20/20371,3,4,6,9	12,750,000	12,113,029	—	(1,048,238)	—	(619,912)	10,444,879	—	862,12713
Palmer Square Loan Funding Ltd., Series 2024-4A, Class SUB, 10.000%, 1/15/20381,3,4,6,9	14,000,000	14,194,624	—	(155,315)	—	(4,098,490)	9,940,819	—	1,758,002

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Security Description	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Dividend Income*	Interest Income*
Palmer Square Loan Funding Ltd., Series 2023-1A, Class SUB, 0.000%, 1/20/20381,3,4,6,9	4,000,000	$4,128,190	$—	$(651,810)	$—	$(157,089)	$3,319,291	$—	$44,51713
Palmer Square Loan Funding Ltd., Series 2025-1A, Class SUB, 10.000%, 4/20/20381,3,4,6,9	11,500,000	11,560,383	—	(79,421)	—	(1,829,479)	9,651,483	—	1,206,042
Palmer Square Loan Funding Ltd., Series 2023-2A, Class SUB, 10.000%, 7/20/20381,3,4,6,9	9,500,000	9,693,333	—	(1,346,055)	—	(2,727,987)	5,619,291	—	280,98713
Palmer Square Loan Funding Ltd., Series 2025-2A, Class SUB, 10.000%, 7/20/20381,3,4,6,7,9	8,450,000	—	8,450,000	(61,355)	—	(2,100,065)	6,288,580	—	577,979
Palmer Square Loan Funding Ltd., Series 2025-3A, Class SUB, 11.500%, 7/20/20381,3,4,6,7,9	11,800,000	—	11,800,000	—	—	(1,112,699)	10,687,301	—	615,394
Palmer Square Loan Funding Ltd., Series 2025-4A, Class SUB, 12.922%, 10/20/20381,3,4,6,7,9	10,750,000	—	10,750,000	—	—	(333,924)	10,416,076	—	199,598
Palmer Square Loan Funding Ltd., Series 2025-5A, Class SUB, 11.262%, 10/20/20381,3,4,6,7,9	14,260,000	—	14,260,000	—	—	(442,538)	13,817,462	—	277,683
Palmer Square Loan Funding Ltd., Series 2023-3A, Class SUB, 10.000%, 1/20/20391,3,4,6,9	8,000,000	7,555,258	—	(443,598)	—	(598,548)	6,513,112	—	290,41513
Palmer Square Loan Funding Ltd., Series 2026-1A, Class SUB, 10.744%, 4/20/20391,3,4,5,6,7,9	13,250,000	—	12,587,500	—	—	110,970	12,698,470	—	183,201
Mutual Funds
Driehaus Event Driven Fund10,11	—	37,240,967	—	(38,141,287)	(838,501)	1,738,821	—	—	—
Glenmede Secured Options Portfolio – Class Institutional11	2,661,585	77,873,967	44,000,000	(86,999,999)	1,449,820	938,405	37,262,193	5,293,492	—
Private Investment Vehicles
Audax Private Credit Fund, LLC7,11	2,039,414	—	51,124,892	—	—	(660,643)	50,464,249	1,812,647	—
BC Partners Lending Corp.1	567,120	11,467,159	—	—	—	(527,421)	10,939,738	1,020,815	—
MCF CLO 12, LLC5,10,11	30,629,469	11,867,246	—	(11,548,335)	—	(318,911)	—	—	—
RiverNorth Capital Partners LP1,5,12	1	19,570,057	—	(1,000,000)	—	1,275,298	19,845,355	—	—
TCW Direct Lending VIII, LLC11	795,000	36,565,578	14,907,427	—	—	(1,945,583)	49,527,422	7,484,901	—
Real Estate Investment Trusts
Invesco Real Estate Income Trust, Inc. – Class I1,5	1,992,811	53,214,090	—	(204,296)	—	(942,820)	52,066,974	3,319,425	—
	532,372,560	$592,843,634	$271,751,543	$(223,629,346)	$67,915	$(40,127,334)	$600,906,412	$23,583,296	$13,148,696

* Net of foreign withholding taxes.
1 Advised or sponsored by a Sub-Adviser.
2 Principal amount denoted in local currency.
3 Callable.
4 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

5 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.
7 Security not held or not an affiliate at the beginning of the period.
8 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
9 Foreign security denominated in U.S. Dollars.
10 Security not held or not an affiliate at the end of the period.
11 Entity in which the Fund has ownership of at least 5% of the voting securities outstanding.
12 Investment does not issue shares.
13 This amount includes adjustments to reflect distributions as return of capital.
Note 10 — Derivatives and Hedging Disclosures
ASC 815, Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.
The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2026, by risk category are as follows:
	Derivatives Not Designated as Hedging Instruments
	Forward Foreign Currency Exchange Contracts	Total
Assets:
Foreign currency	$7,563,108	$7,563,108
	$7,563,108	$7,563,108
Liabilities:
Foreign currency	$(4,288,749)	$(4,288,749)
	$(4,288,749)	$(4,288,749)
The effects of derivative instruments on the Consolidated Statement of Operations for the year ended March 31, 2026, by risk category are as follows:
	Derivatives Not Designated as Hedging Instruments
	Forward Foreign Currency Exchange Contracts	Total
Net Realized Gain (Loss) on Derivatives:
Foreign currency	$(26,136,839)	$(26,136,839)
	$(26,136,839)	$(26,136,839)

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

	Derivatives Not Designated as Hedging Instruments
	Forward Foreign Currency Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives:
Foreign currency	$10,497,713	$10,497,713
	$10,497,713	$10,497,713
The notional amount and the number of contracts as of March 31, 2026 are included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments for the period ended March 31, 2026 are as follows:
Derivatives Not Designated as Hedging Instruments
Forward foreign currency exchange contracts	Notional amount	$(508,498,444)
Note 11 — Disclosures about Offsetting Assets and Liabilities
ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.
The Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Consolidated Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Consolidated Statement of Assets and Liabilities and net amounts are presented below:
Unrealized Appreciation/ Depreciation on Forward Foreign Currency Exchange Contracts	Counterparty	Gross Amounts Recognized in Consolidated Statement of Assets and Liabilities	Amounts Not Offset in Consolidated Statement of Assets and Liabilities
			Financial Instruments*	Cash Collateral**	Net Amount
Forward foreign currency exchange contracts – assets	BNP Paribas	$7,563,108	$(4,288,749)	$162,600	$3,436,959
Forward foreign currency exchange contracts – liabilities	BNP Paribas	$(4,288,749)	$4,288,749	$—	$—
* Amounts relate to Master Netting Agreements and collateral agreements (for example, ISDA) which have been determined by the Investment Manager to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting guidance.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

** The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.
Note 12 — Commitments
Bank loans, collateralized loan obligations, corporate bonds and private investment vehicles may be structured to be fully funded at the time of investment or include unfunded investment commitments, which are contractual obligations for future funding. The potential investment commitments are noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. The unfunded investment commitments outstanding as of March 31, 2026, are as follows:
Unfunded Commitment
Bank Loans
Accuray, Inc.	$2,813,542
Blue Raven Solutions, LLC	535,000
Craftmark Bakery Holdings, LLC	1,076,923
Craftmark Bakery Holdings, LLC	3,327,799
Fenix Topco, LLC	80,586
Fenix Topco, LLC	3,386,835
GT Independence Services, LLC	1,578,947
GT Independence Services, LLC	1,421,053
Medical Technology Solutions, LLC	3,437,500
Medical Technology Solutions, LLC	1,031,250
Minds + Assembly, LLC	950,521
NMA Holdings, LLC	1,729,412
NMA Holdings, LLC	1,411,765
PayByPhone Technologies, Inc.	2,153,846
PayByPhone Technologies, Inc.	1,346,154
Riccobene Associates	1,428,958
Riccobene Associates	744,249
Sparta AN Bidco, LLC	270,909
Sparta AN Bidco, LLC	477,273
Summit Spine & Joint Centers	1,899,876
Summit Spine & Joint Centers	4,042,288
Super Sod, LLC	1,469,590
Super Sod, LLC	1,175,672
Vomela Purchaser, LLC	1,978,900
Collateralized Loan Obligations
ABPCI Highland Park CLO	662,500
Arini European CLO	24,900,000
Arini European CLO	6,720,000
Neuberger Berman Loan Advisers CLO Ltd.	6,175,463
Palmer Square Loan Funding Ltd.	17,559,000
Private Investment Vehicles
Investment Partnerships
137 Holdings ISI, LLC	6,000,000

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Unfunded Commitment
137 Ventures VII LP	9,105,000
APD PBP Equity LP	105,000
Arbour Lane Credit Opportunity Fund IV LP	17,711,120
Arlington Capital Partners VI LP	655,266
Arlington Capital Partners VII LP	12,500,000
Arrow Credit Opportunities III LP	20,000,000
Blue Torch Offshore Credit Opp Fund IV LP	21,250,000
Core Spaces Fund IV LP	39,308,892
Digital Realty DC Partners NA Fund-A LP	40,000,000
FCP Realty Fund VI-A LP	$29,840,653
GHO Capital IV LP	17,345,955
GPS IV LP	717,466
Hedosophia Investments VI Q LP	2,500,000
Hedosophia Partners VI LP	4,318,494
Hillpointe Workforce Housing Partners V LP	22,750,000
Proterra Credit Fund 3 LP	1,704,387
Quiet Leaders Fund I LP	10,000,000
Quiet Venture III LP	1,222,044
Quiet Venture IV LP	25,000,000
RA Capital Nexus Fund IV LP	13,125,000
Sapphire Venture VII LP	10,531,309
Savory Fund III Blocked LP	6,500,000
TCW Rescue Financing II LP	7,260,733
TPG Tech Adjacencies III LP	20,000,000
Ufenau VI German Asset Lite, SLP	457,011
Ufenau VI Overflow, SLP	610,197
Ufenau VIII German Asset Lite, SLP	10,750,000
US Industrial Club VII, LP	31,012,269
Whitehawk IV-Plus Onshore Fund LP	1,400,000
Non-Listed Business Development Companies
Audax Private Credit Fund, LLC	4,024,582
TCW Direct Lending VIII, LLC	24,185,342
Private Collateralized Loan Obligations
Fortress Credit Opportunities CLO, LLC	997,383
GPG Loan Funding, LLC	4,159,800
MCF CLO 12, LLC	48,906
NXT Capital CLO, LLC	11,042,450
Private Credit Fund C-1 Holdco, LLC	6,872,301
Silver Point Loan Funding, LLC	5,334,707
Total Unfunded Commitments	$536,132,078

As of March 31, 2026, unfunded commitments totaled $536.1 million for which net unrealized gains of $19,758,931 are included in the related value column of the Consolidated Schedule of Investments for such commitments.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Note 13 — Credit Agreement
The Fund, as the borrower, has entered into a credit agreement, as amended (the “Credit Agreement”), with TriState Capital Bank as the lender. The Credit Agreement provides for borrowings on a committed basis in an aggregate principal amount up to $125,000,000, which amount may be increased from time to time upon mutual agreement by the parties. The expiration date of the Credit Agreement is March 25, 2027. In connection with the Credit Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements, including maintaining a loan to value ratio of 3:00 to 1:00 at any time. The Credit Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The Fund’s obligations to the lender under the Credit Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund.
For the year ended March 31, 2026, the Fund incurred a cost related to the setup and maintenance of the credit agreement (the “Commitment fee”) and for the quarterly average daily unused portion of the revolving commitment (the “Unused line of credit fees”) as reported on the Consolidated Statement of Operations. The average annualized interest rate, average daily loan balance, maximum loan amount outstanding and amount recorded as interest expense in the Consolidated Statement of Operations for the one hundred forty-one (141) specific days the Fund had outstanding borrowings were 6.73%, $46,049,645, $110,000,000, and $1,195,543, respectively. As of March 31, 2026 the Fund had $100,000,000 in outstanding borrowings.
Note 14 — Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Investment Company Act. As of March 31, 2026, the Shareholders listed in the table below held, for the benefit of their customers, the following percentages of the outstanding Shares of the Fund:
Beneficial Owner	% of Outstanding Shares of the Fund
Charles Schwab & Co.	57.2%
The Fund has no knowledge as to whether all or any portion of the Shares owned of record are also owned beneficially.
Note 15 — Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to private investment vehicles that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, threatened or actual imposition of tariffs, recessions or other events may have a significant impact on a security or instrument. Tensions,

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

war or open conflict between nations, such as recently between Russia and Ukraine, in the Middle East or in eastern Asia, could affect the economies of many nations, including the United States. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the markets in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions on investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The United States has enacted or proposed to enact significant tariffs, (which the U.S. Supreme Court recently ruled were unconstitutional) and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty remains about the United States’s future relationships with other countries with respect to such trade policies, treaties, military conflicts, sanctions and potential tariffs. These developments, or the perception thereof, may have a material adverse effect on global trade, trade between the impacted nations and the United States, the stability of global financial markets and overall global economic conditions. These events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 16 — Events Subsequent to the Fiscal Period End
In preparing these Consolidated Financial Statements, management has evaluated subsequent events through the date of issuance of the Consolidated Financial Statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
FUND MANAGEMENT
March 31, 2026 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, are set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman Since May 2019; Trustee Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	33	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	33	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/ Chief Investment Officer, Ascendant Capital Partners, LP (private equity firm) (2003 – 2018).	33	Trustee, Quaker Investment Trust (1 portfolio) (registered investment company).

First Trust Alternative Opportunities Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
Terrance P. Gallagher**** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Retired (Since October 2025); Trustee, Investment Managers Series Trust II (registered investment company) (2013 − Present); Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – October 2025); President, Investment Managers Series Trust II (registered investment company) (2013 − April 2025); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 − 2023).	33	Trustee, Investment Managers Series Trust II (262 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present) President and Co-CIO, Vivaldi Capital Management LP (2012 – 2024); Portfolio Manager, Coe Capital Management (2010 − 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 − 2008).	N/A	N/A

First Trust Alternative Opportunities Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES***
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Registered Funds Product Manager (August 2025 –
			Present), Senior Vice President, Client Services (2017 − 2025), Vice President, Senior Client Service Manager (2013 − 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A
* Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.
** As of March 31, 2026, the fund complex consists of the AFA Asset Based Lending Fund, Agility Multi-Asset Income Fund, Aspiriant Capital Appreciation Fund, Aspiriant Real Assets Fund, Destiny Alternative Fund, Felicitas Income Fund, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Hedged Equity Income Fund: Series B3, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A1, FT Vest

First Trust Alternative Opportunities Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, FT Vest Total Return Income Fund: Series B3, FT Vest Total Return Income Fund: Series B4, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.
*** As of March 31, 2026.
**** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s administrator, UMBFS.

First Trust Alternative Opportunities Fund
FUND INFORMATION
March 31, 2026 (Unaudited)

	TICKER	CUSIP
First Trust Alternative Opportunities Fund – Class A Shares	VFLAX	75943J209
First Trust Alternative Opportunities Fund – Class I Shares	VFLEX	75943J100
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877) 779-1999.
Qualified Dividend Income
For the period ended December 31, 2025, 0.48% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the period ended December 31, 2025, 0.33% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Section 163(j) Interest Dividends
For the period ended December 31, 2025, the Fund designated approximately 47.91% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 163(j) Interest Dividends. The Fund intends to pass through Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).
Section 199A Dividends
For the period ended December 31, 2025, the Fund designated approximately 0.10% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 199A dividends. Non-corporate shareholders of the Fund meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Fund as Section 199A dividends.

First Trust Alternative Opportunities Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

Capital Gains Designation
For the period ended December 31, 2025, the Fund designated $9,033,628 as short-term capital gain distributions.
For the period ended December 31, 2025, the Fund designated $31,997,844 as long-term capital gain distributions.
First Trust Alternative Opportunities Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b)	Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, the registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $117,500 for 2025 and $150,000 for 2026.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2026.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for the review and preparation of tax returns are $46,680 for 2025 and $54,500 for 2026.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for 2025 and $0 for 2026.

(e)	(1) The registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2025 through March 31, 2026 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant was $0 for 2025 and $0 for 2026.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable

(j)	Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to stockholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies, and manager or general partner to a number of non-registered private investment companies (referred to collectively as the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as a sub-advisor for at least one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements, as agreed upon in the sub-advisory agreement.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer (“CCO”) any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The registered investment companies are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2 ; (ii) invest more than 5% of its total net assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

●	In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS PROXYEDGE

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams.

Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights. As part of our compliance procedures, FTCM’s Compliance

Department reviews ISS on a periodic basis. The procedures performed include obtaining and reviewing certain compliance and operational related documents and reviewing a sample of proxies voted during the year to ensure compliance with our proxy voting policies and procedures.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

FUND OF FUNDS-SPECIFIC POLICIES AND PROCEDURES

Several of the Funds are “Fund of Funds” that invest primarily in general or limited partnerships or other private investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Fund of Funds will receive notices or proxies from Investment Funds, to the extent that the Fund of Funds do receive such notices or proxies and the Fund of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Fund of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

REGISTERED INVESTMENT COMPANIES-SPECIFIC POLICIES AND PROCEDURES

Each Fund that is registered under the Act is required to file Form N- PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

Acceptance of Proxy Voting Authority

POLICY

The Firm has been delegated and accepted authority to vote proxies or exercise similar rights with respect to assets held by its Private Funds, Registered Funds, SMA Clients, CLOs and Direct Clients. Most of the securities the Firm invests in are non-voting securities and therefore do not require proxy voting. For those holdings that are voting securities, the Firm shall exercise any voting rights in a manner believed to be in the best interests of clients, or, to the extent applicable, their beneficiaries, and consistent with efforts to achieve a client’s stated objective, including but not limited to maximizing portfolio value. The Firm will also ensure that the vote is not the product of an actual or potential conflict of interest. For clients that are subject to ERISA, it is the Firm’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

For the Private Funds that are funds of funds, the managers of the underlying funds held by the funds of funds do not typically convey traditional voting rights to the holders and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. If the Firm is accorded voting or consent rights by virtue of any such investment, the Firm shall exercise such rights in accordance with its proxy voting policy described above.

CLOs generally invest in debt interests (including loans) that do not traditionally solicit proxies. However, to the extent authority is granted in the CLO’s governing documents, a Palmer Square Affiliate could be called upon to provide or withhold consent to proposed modifications to the terms of a loan, covenants among the borrower and lenders, or restructurings and exchanges of a loan. Palmer Square will seek to make consent decisions in the overall best interests of the CLO from which consent is sought, subject to that CLO’s governing documents. Depending on the circumstances, when a loan is held by multiple CLOs or by one or more CLOs and other clients, Palmer Square may determine that the interests of one or more holders diverge from others and, in that case, will generally exercise or refrain from exercising a consent right differently for some clients than for others.

RESPONSIBILITY

Where the Firm has accepted responsibility to vote proxies or exercise consents on behalf of a particular client, the Chief Operating Officer, or appropriate designee, is responsible for ensuring that proxies are voted or consents are exercised in a manner consistent with the proxy voting guidelines adopted by the Firm (the “Proxy Voting Guidelines”) and the Firm’s policies and procedures.

PROCEDURES

Absent special circumstances, which are further discussed below, all proxies will be voted or consents exercised consistent with the guidelines attached to the Compliance Manual on Exhibit B (“Proxy Voting Guidelines”) and the Firm’s policies and procedures. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted proxies or exercised consents on their behalf when applicable. At any time, a client may contact the Firm to request information about how it voted proxies or exercised consents for their account. It is generally the Firm’s policy not to disclose this information to unaffiliated third parties or special interest groups.

The Firm has delegated the responsibility to review proxy proposals and make voting recommendations to the Firm to a non-affiliated third-party vendor.1 The Investment Team will ensure that any third-party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies or exercise consents are made by the Chief Investment Officer, or appropriate designee.

The Firm will vote proxies for its Registered Funds in accordance with Proxy Voting Guidelines. If a Registered Fund is sub-advised by a third-party manager, the Firm may delegate proxy voting authority to the manager. Respective boards of trustees review proxy voting on an annual basis. Proxy voting records for the Firm’s Registered Funds are filed with the SEC by the Registered Fund administrator.

In the event Palmer Square is requested to vote a proxy solicited by one of the underlying funds in Palmer Square Private Funds, all proxy requests received by Palmer Square and any clients’ requests for voting information will be logged and maintained for no less than five years. After a review of the proxy request, the Chief Investment Officer, or appropriate designee, will vote the proxy in accordance with the best interests of the relevant Palmer Square Private Fund(s) and log such vote and its rationale on the spreadsheet. As discussed below, if the Firm believes it to be in the best interests of its client(s) holding the relevant asset, the Firm can abstain from voting a proxy or exercising a consent and, in such cases, will log the rationale for abstaining.

The Compliance Team shall be responsible for periodically testing Firm’s compliance with these proxy voting policies and procedures.

ERISA Plans

Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

1 Decisions as to consents with respect to loans or similar assets that are generally not covered by the non-affiliated third-party vendor will be made by the Chief Investment Officer or an appropriate designee.

Conflicts of Interest

The Firm is subject to conflicts of interest in the voting of proxies or exercising consents due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm, along with any affiliates and/or associates, has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Additionally, in some cases, the Firm may advise clients whose interest in an issuer conflicts with the interests of other clients in that issuer or in the outcome of a proxy solicitation or consent request.

Exercising Consents Related to Fixed Income Instruments

In certain situations, a client may reserve to itself or another fiduciary the authority to exercise consents. The Firm will not exercise consent rights on behalf of a client unless the client’s governing documents authorize it to do so. If requested by a client, the Firm will exercise consents pursuant to the client’s statement of policy or guidelines with respect to consents; even if the Firm disagrees as to whether the decision required by the policy or guideline is in the overall best interest of the client. The exercise of consents may also be restricted or prohibited by applicable laws and regulations, including the restrictions on joint transactions applicable to registered investment companies and business development companies.

Where the Firm has full authority to exercise consents on behalf of clients, it will seek to exercise a consent on behalf of each client holding an interest in a loan or other instrument in the best interest of the particular client. Consents are to be exercised in a prudent and diligent manner and consistent with the objective of maximizing long-term investment returns.

Special Circumstances

The Firm may choose not to vote proxies or exercise consents in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy or exercise the consent; (ii) where the Firm deems the cost (including opportunity costs) of voting the proxy or exercising the consent would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm’s services; (iv) where a proxy is received or a consent is solicited for a security that the Firm no longer manages (i.e., the Firm has previously sold the entire position); and/or (v) where the exercise of voting or consent rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which the Firm has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

BOOKS AND RECORDS

In its books and records, the Firm will maintain a copy of the following documents:

●	Proxy statement that the Firm receives regarding client’s securities;

●	Votes that the Firm casts on behalf of a client;

●	Any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and

●	Written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.

The Firm may rely upon the SEC’s EDGAR system to maintain certain records referred to above.

Exhibit B: Proxy Voting Guidelines

In accordance with Rule 30b1-4 under the Investment Company Act of 1940 and Rule 206(4)-6 and 204-2 under of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

●	Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

●	It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to mitigate conflicts of interest that can arise between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

●	Glass Lewis & Co. is an independent third party that issues recommendations based upon its own internal guidelines.

●	Palmer Square conducts a review at least annually of Glass Lewis & Co to assess the firm’s capacity and competency to serve as a proxy advisor.

●	Palmer Square will vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes that doing so is in the best interest of its clients.

●	In situations where Palmer Square identifies a material conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

●	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

●	Annually, Palmer Square will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

●	Palmer Square’s Compliance Team will periodically review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

●	These procedures are currently in effect but could be amended in the future

If you have any questions or would like a copy of Palmer Square’s proxy voting procedures, Glass Lewis & Co.’s proxy voting guidelines and/or a record of how your shares were voted, please contact Palmer Square’s Chief Compliance Officer at 816-994-3200.

Section 18 - Proxy Voting

RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (“RiverNorth”) specifically states that it does not vote proxies unless otherwise directed by the client and the client, including clients governed by ERISA, is responsible for voting any proxies. Therefore, RiverNorth will not vote proxies for these clients. However, RiverNorth will vote proxies on behalf of its investment company clients and hedge fund clients ("Funds"). RiverNorth has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth accidentally receives a proxy for any non-Fund client, current or former, RiverNorth will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth has adopted the following policies and procedures for proxy voting with regard to companies in any Funds’ investment portfolios.

OVERVIEW

The Proxy Voting Policies and Procedures are designed to protect the best interests of the Funds. RiverNorth does not delegate or rely on any third-party service provider for voting recommendations.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, RiverNorth will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for the Funds:

●	Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

●	Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

●	Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

RiverNorth generally believes that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, RiverNorth relies on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, RiverNorth may seek insight from its managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a Fund, on the one hand, and RiverNorth’s interests or the interests of a person affiliated with us, on the other. In such a case, RiverNorth will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. The Investment Company Act of 1940, as amended, (the “Act”) defines an “investment company” to include mutual funds, money market funds, closed-end funds (including preferred shares of a closed-end fund), and exchange traded funds. Under Section 12(d)(1) of the Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d) (1) (F):

●	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Under Section 12(d)(1)-(4) of the Act, an investment company (including exchange traded funds (“ETFs”), or closed-end funds), or business development company (“BDC”), is allowed to acquire securities of any other registered investment company or BDC in excess of the limitations in Section 12(d)(1). For purposes of these policies and procedures, the term “Acquiring Fund” means a fund that invests in any other registered investment company and “Acquired Fund” means a fund that is being acquired by another registered investment company.

When an investment company is relying on 12(d)(1)-(4), the investment company must comply with the following provisions regarding proxy voting:

●   Limits on Control and Voting. When an investment company acquires shares of another investment company (Acquiring Fund), its advisory group1 is prohibited from controlling2, individually or in the aggregate, of the Acquired Fund. An Acquiring Fund and its advisory group are required to use mirror voting when they hold more than: (i) 25 percent of the outstanding voting securities of an Acquired Fund that is an open-end fund or UIT due to a decrease in the outstanding voting securities of the Acquired Fund; or (ii) 10 percent of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC. In assessing whether a Fund is deemed to have control, the Acquiring Fund is required to aggregate its investment in an Acquired Fund with the investment of the Acquiring Fund’s advisory group. The Acquiring Fund and its advisory group are required to use pass-through voting (i.e., seek voting instructions from the Acquiring Fund’s own shareholders and vote accordingly) in situations where (1) all holders of an Acquired Fund’s outstanding voting securities are required by Rule 12d1-4 or Section 12(d)(1) of the 1940 Act to use mirror voting, or (2) mirror voting by an Acquiring Fund is not possible (for example, when Acquiring Funds are the only shareholders of an Acquired Fund).

●    Exceptions from the Control and Voting Conditions. The control and voting conditions described above do not apply when: (i) an Acquiring Fund is within the same group of investment companies as an Acquired Fund; or (ii) the Acquiring Fund’s investment sub-advisor or any person controlling, controlled by, or under common control with such investment sub-advisor acts as the Acquired Fund’s investment advisor or depositor.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

RiverNorth believes that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

1 Rule 12d1-4 defines “advisory group” as either: (i) an Acquiring Fund’s investment advisor or depositor and any person controlling, controlled by, or under common control with such investment advisor or depositor; or (ii) an Acquiring Fund’s investment sub-advisor and any person controlling, controlled by, or under common control with such investment sub-advisor.

2 “Control” means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. The 1940 Act creates a rebuttable presumption that any person who, directly or indirectly, beneficially owns more than 25% of the voting securities of a company is deemed to control the company. Accordingly, an Acquiring Fund and its advisory group could own up to 25% of the outstanding shares of an Acquired Fund without being presumed to control the Acquired Fund. A determination of control depends on the facts and circumstances of the particular situation and does not turn solely on ownership of voting securities of a company.

RiverNorth will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

RiverNorth believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

RiverNorth will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

●	Requiring senior executives to hold stock in a company.

●	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

RiverNorth views the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, RiverNorth generally believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

RiverNorth will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While RiverNorth recognizes that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which RiverNorth generally considers to have a negative impact on shareholder value. Therefore, while RiverNorthwill evaluate such plans on a case by case basis, we will generally oppose such plans.

PROXY SERVICE PROVIDER OVERSIGHT

RiverNorth uses Broadridge Financial Solutions Inc.’s ProxyEdge (“ProxyEdge”) as our third-party service provider for voting proxies. ProxyEdge, as a RiverNorth service provider, is monitored by RiverNorth through its proxy service and undergoes an initial and periodic due diligence review.

The initial due diligence of a third-party service provider for proxy services includes a review of the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm, interview with key personnel, review the information technology and cybersecurity controls in place to protect vital data and discussions with other clients of the service provider.

For a periodic due diligence, RiverNorth requires its third-party service provider for proxy services to complete a Due Diligence Questionnaire (DDQ). As with the initial due diligence, the DDQ will cover the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm and information technology and cybersecurity controls in place to protect vital data. It will also include an evaluation of any material changes in services or operations of the third-party service provider for proxy services.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. RiverNorth will send a copy of these Proxy Voting Policies and Procedures within three (3) business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, RiverNorth will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

TESTING PROCEDURES

On a monthly basis, the Chief Compliance Officer (“CCO”) or his designee shall obtain periodic affirmations from employees responsible for voting proxies that all outstanding proxies have been voted. On a periodic basis, the CCO or his designee shall review a sample of all proxies for compliance with these policies and procedures.

Revised	2/12/2013 11/7/2014 7/1//2021 3/01/2022 7/1/2024

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Adviser”) Palmer Square Capital Management LLC and RiverNorth Capital Management, LLC, (the "Sub-Advisers"), who are primarily responsible for the day-to-day portfolio management of First Trust Alternative Opportunities Fund as of the date of filing this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 - Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – March 2024)	Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception

Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014

- Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)

Portfolio Management
Daniel Lancz	Portfolio Manager	Since Inception	Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 – Present); Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – 2021)	Portfolio Management
Robert O’Hara	Principal, Portfolio Manager	July 2025 to Present	Principal and Portfolio Manager, First Trust Capital Management L.P. (2022 – Present); Investment Analyst and Trader, LBMC Investment Advisors (2018-2021)	Portfolio Management
Angie Long	Chief Investment Officer	Since February 2023	Chief Investment Officer, Palmer Square Capital Management since 2011	Portfolio Manager
Christopher Long	Chief Executive Officer	Since February 2023	Chief Executive Officer, Palmer Square Capital Management since 2009	Portfolio Manager
Taylor Moore	Managing Director, Portfolio Manager, Head of Structured Credit Trading	Since February 2023	Managing Director, Portfolio Manager, Head of Structured Credit Trading at Palmer Square Capital Management since 2018, joined Palmer Square in 2013.	Portfolio Manager
Patrick Galley	Chief Executive Officer, Chief Investment Officer, Portfolio Manager	Since Inception	CIO/PM, RiverNorth Capital Management, LLC (2004-present). CEO, RiverNorth Capital Management, LLC (2020- present).	Portfolio Management
Stephen O’Neill	Portfolio Manager	Since Inception	PM, RiverNorth Capital Management, LLC (2007- present).	Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Alternative Opportunities Fund, for which the members of the Portfolio Management team listed above are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance- Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	2 Accounts $151.80M	11 Accounts $413.76M	0 Accounts	7 Accounts $1,954.70M	4 Accounts $85.84M	0 Accounts
Brian Murphy	2 Accounts $151.80M	11 Accounts $413.76M	0 Accounts	7 Accounts $1,954.70M	11 Accounts $143.25M	0 Accounts
Daniel Lancz	0 Accounts	1 Account $9.61M	0 Accounts	2 Accounts $1.84B	0 Accounts	0 Accounts
Robert O’Hara	1 Account $80.50M	3 Accounts $56.30M	0 Accounts	2 Accounts $551.23M	1 Accounts $25.83M	0 Accounts
Angie Long	1 Account $1.20B	88 Accounts $26.70B	0 Accounts	8 Accounts $3.30B	98 Accounts $29,288.52B	57 Accounts $2.40B
Christopher Long	1 Account $1.20B	88 Accounts $26.70B	0 Accounts	5 Accounts $2.70B	98 Accounts $29,288.52B	81 Accounts $2.40B
Taylor Moore	0 Accounts	0 Accounts	0 Accounts	4 Accounts $1.10B	0 Accounts	0 Accounts
Patrick Galley	0 Accounts	5 Accounts $1.08B	10 Accounts $100.10M	16 Accounts $3.70B	0 Accounts	0 Accounts
Stephen O’Neill	0 Accounts	5 Accounts $1.08B	10 Accounts $100.10M	14 Accounts $3.69B	0 Accounts	0 Accounts

Conflicts of Interest

The Investment Adviser, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)	(3) The below information is provided as of March 31, 2026.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all First Trust Capital Management L.P. employees and to participate in First Trust Capital Management L.P.’s 401(k) plan. In addition, they are limited partners of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates. Mr. Lancz receives a fixed salary and a discretionary bonus, based on individual and firm level performance. In addition, he owns interests in First Trust Capital Management L.P. and receives compensation based on the overall profitability of the firm. He also participates in a 401(k) program and receives medical/dental insurance benefits on the same basis as other employees of First Trust Capital Management L.P. Mr. O’Hara receives a fixed salary and a discretionary bonus, based on individual and firm level performance. In addition, he owns interests in First Trust Capital Management L.P. and receives compensation based on the overall profitability of the firm. He also participates in a 401(k) program and receives medical/dental insurance benefits on the same basis as other employees of First Trust Capital Management L.P.

The Portfolio Management team members from Palmer Square Capital Management LLC receive a fixed based salary and a discretionary bonus. Each Portfolio Management team member is an equity owner of the firm and shares in the firm’s profits. The Portfolio Management team members’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of RiverNorth’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of RiverNorth. As equity owners of RiverNorth, Mr. Galley and Mr. O’Neill also participate in the profits of the firm.

(a)	(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	None
Brian Murphy	$10,001 - $50,000
Daniel Lancz	None
Robert O’Hara	None
Angie Long	None
Christopher Long	None
Taylor Moore	None
Patrick Galley	None
Stephen O’Neill	None

(b)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) There was no change to the registrant’s independent public accountant.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Alternative Opportunities Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2026

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2026

* Print the name and title of each signing officer under his or her signature.